Graphic: Guggenheim

PROSPECTUS


Guggenheim China
Real Estate ETF
NYSE Arca Ticker Symbol: TAO

Guggenheim China
Small Cap ETF
NYSE Arca Ticker Symbol: HAO

Guggenheim Timber ETF
NYSE Arca Ticker Symbol: CUT

Guggenheim Frontier Markets ETF
NYSE Arca Ticker Symbol: FRN

Guggenheim Canadian Energy
Income ETF
NYSE Arca Ticker Symbol: ENY

Guggenheim International
Multi-Asset Income ETF
NYSE Arca Ticker Symbol: HGI

Graphic: ETF

Graphic: EXCHANGE-TRADED FUNDS

SEPTEMBER 30, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                                             Page
Summary Information                                            3
     Guggenheim China Real Estate ETF                          3
     Guggenheim China Small Cap ETF                           11
     Guggenheim Timber ETF                                    18
     Guggenheim Frontier Markets ETF                          24
     Guggenheim Canadian Energy Income ETF                    34
     Guggenheim International Multi-Asset Income ETF          41
Additional Information About the Funds' Strategies and Risks  50
Non-Principal Investment Strategies                           59
Non-Principal Risk Considerations                             60
Disclosure of Portfolio Holdings                              60
Investment Management Services                                61
Purchase and Redemption of Shares                             64
How to Buy and Sell Shares                                    66
Frequent Purchases and Redemptions                            70
Fund Service Providers                                        71
Index Providers                                               71
Disclaimers                                                   71
Federal Income Taxation                                       74
Tax-Advantaged Product Structure                              76
Other Information                                             77
Financial Highlights                                          78


2 |

SUMMARY INFORMATION

GUGGENHEIM CHINA REAL ESTATE ETF (TAO)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
------------------------------------------ ------------------------------------
Management Fees                            0.50%
------------------------------------------ ------------------------------------
Distribution and service (12b-1) fees(1)     --%
------------------------------------------ ------------------------------------
Other expenses                             0.42%
------------------------------------------ ------------------------------------
Total annual Fund operating expenses       0.92%
------------------------------------------ ------------------------------------
Expense Reimbursements(2)                  0.22%
------------------------------------------ ------------------------------------
Total annual Fund operating expenses
 after Expense Reimbursements              0.70%
------------------------------------------ ------------------------------------

(1.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

(2.) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.65% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

                                                                  PROSPECTUS | 3

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year      Three Years      Five Years      Ten Years
--------      -----------      ----------      ---------
$72           $278             $552            $1,336

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended May 31, 2010, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Index. The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts ("REITs") deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, which are Hong Kong and Macau. The Index was created by AlphaShares, LLC ("AlphaShares" or the "Index Provider") and is maintained by Standard & Poor's (the "Index Administrator"). The Index methodology is published at www.alphashares.com. The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to the minimum capitalization requirements set forth below under "Index Construction").

The Index may include Hong Kong listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca or NASDAQ. The Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will normally invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary

4 |
receipts ("GDRs") and international depositary receipts ("IDRs") that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/AlphaShares China Real Estate ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

                                                                  PROSPECTUS | 5

China Investment Risk. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies.

From time to time, certain of the companies comprising the Index that are located in China may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance, and/or could suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, the Fund is indirectly subject to those risks.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund's assets that are denominated in a foreign currency. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable

6 |
governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

REIT Risk. The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company's market, and environmental problems.

In addition, the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Limited Exposure Risk. China A-Shares and China B-Shares are not eligible for inclusion in the Index, even if they would otherwise qualify under the other criteria set forth under "Index Construction." China A-Shares are subject to substantial restrictions on foreign investment, while the China B-Share market generally is smaller and offers less liquidity than the categories of securities which may be included in the Index. However, by excluding such shares from the Index, the exposure provided by the Index (and thus the Fund) to the Chinese presence in the sector may be more limited than would be the case if the Index included China A-Shares or China B-Shares.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of

                                                                  PROSPECTUS | 7
these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. Even though no single security weight may exceed 5% of the Index at the time of each annual rebalance, changes in the market value of the Index's constituent securities may result in the Fund being invested in the securities of individual issuers (and making additional such investments in the case of creations of additional Creation Units) in greater proportions. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

8 |

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

Calendar Year Total Return as of 12/31
--------------------------------------------------------------------------------
bar chart

2008          -57.00%
2009           81.01%

The Fund commenced operations on December 18, 2007. The Fund's year-to-date total return was -9.89% as of June 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 58.57% and -31.05%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                 INCEPTION
PERIOD ENDED DECEMBER 31, 2009                               1 YEAR (12/18/07)
------------------------------------------------------------ ------ ----------
Returns Before Taxes                                         81.01%     -8.38%
Returns After Taxes on Distributions                         79.11%     -9.41%
Returns After Taxes on Distributions and Sale
 of Fund Shares                                              52.66%     -7.72%
AlphaShares China Real Estate Index (reflects no deduction
 for fees, expenses or taxes)                                83.30%     -7.01%
Morgan Stanley Capital International China Index
 (reflects no deduction for fees, expenses or taxes)         62.29%     -8.02%
------------------------------------------------------------ ------ ----------

                                                                  PROSPECTUS | 9

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

Portfolio Managers. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 80,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

10 |

GUGGENHEIM CHINA SMALL CAP ETF (HAO)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
------------------------------------------ ------------------------------------
Management Fees                            0.55%
------------------------------------------ ------------------------------------
Distribution and service (12b-1) fees(1)     --%
------------------------------------------ ------------------------------------
Other expenses                             0.36%
------------------------------------------ ------------------------------------
Total annual Fund operating expenses       0.91%
------------------------------------------ ------------------------------------
Expense Reimbursements(2)                  0.16%
------------------------------------------ ------------------------------------
Total annual Fund operating expenses
    after Expense Reimbursements           0.75%
------------------------------------------ ------------------------------------

(1.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

(2.) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.70% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

                                                                 PROSPECTUS | 11

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year      Three Years      Five Years      Ten Years
--------      -----------      ----------      ---------
$77           $294             $565            $1,341

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended May 31, 2010, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Index. The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. For inclusion in the Index, AlphaShares, LLC ("AlphaShares" or the "Index Provider") defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Index may include Hong Kong listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-Shares, which are issued by companies based in mainland China and listed on the NYSE Arca or NASDAQ. The Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Index methodology is published at www.alphashares.com.

The Fund will normally invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs"), American depositary shares ("ADSs"), global depositary receipts ("GDRs") and international depositary receipts ("IDRs") that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of

12 |

Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/AlphaShares China Small Cap Index ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

China Investment Risk. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies.

From time to time, certain of the companies comprising the Index that are located in China may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by

                                                                 PROSPECTUS | 13
the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance, and/or could suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, the Fund is indirectly subject to those risks.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund's assets that are denominated in a foreign currency. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more

14 |
vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Industrial Sector Risk. The stock prices of companies in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrial sector. Companies in the industrial sector may be at risk for environmental damage and product liability claims.

Limited Exposure Risk. China A-Shares and China B-Shares are not eligible for inclusion in the Index, even if they would otherwise qualify under the other criteria set forth under "Index Construction." China A-Shares are subject to substantial restrictions on foreign investment, while the China B-Share market generally is smaller and offers less liquidity than the categories of securities which may be included in the Index. However, by excluding such shares from the Index, the exposure provided by the Index (and thus the Fund) to the Chinese presence in the applicable sector may be more limited than would be the case if the Index included China A-Shares or China B-Shares.

Small Company Risk. Investing in securities of small companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

                                                                 PROSPECTUS | 15

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. Even though no single security weight may exceed 5% of the Index at the time of each annual rebalance, changes in the market value of the Index's constituent securities may result in the Fund being invested in the securities of individual issuers (and making additional such investments in the case of creations of additional Creation Units) in greater proportions. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www. guggenheimfunds.com.

Calendar Year Total Return as of 12/31

bar chart:

2009          102.06%

The Fund commenced operations on January 30, 2008. The Fund's year-to-date return was -7.96% as of June 30, 2010.

During the calendar year ended December 31, 2009, the Fund's highest and lowest calendar quarter returns were 52.30% and -29.06%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-

16 |
deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                 INCEPTION
PERIOD ENDED DECEMBER 31, 2009                                1 YEAR  (1/30/08)
------------------------------------------------------------ ------- ---------
Returns Before Taxes                                         102.06%    5.02%
Returns After Taxes on Distributions                         101.98%    4.86%
Returns After Taxes on Distributions and Sale of
 Fund Shares                                                  66.34%    4.15%
AlphaShares China Small Cap Index (reflects no deduction
 for fees, expenses or taxes)                                105.33%    6.24%
MSCI China Index (reflects no deduction for fees, expenses
 or taxes)                                                    62.29%   -0.52%
------------------------------------------------------------ ------- ---------

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

Portfolio Managers. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 80,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

                                                                 PROSPECTUS | 17

GUGGENHEIM TIMBER ETF (CUT)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Beacon Global Timber Index (the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
------------------------------------------ ------------------------------------
Management Fees                            0.50%
------------------------------------------ ------------------------------------
Distribution and service (12b-1) fees(1)     --%
------------------------------------------ ------------------------------------
Other expenses                             0.36%
------------------------------------------ ------------------------------------
Total annual Fund operating expenses       0.86%
------------------------------------------ ------------------------------------
Expense Reimbursements(2)                  0.16%
------------------------------------------ ------------------------------------
Total annual Fund operating expenses
    after Expense Reimbursements           0.70%
------------------------------------------ ------------------------------------

(1.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

(2.) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.65% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses

18 |
remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year      Three Years      Five Years      Ten Years
--------      -----------      ----------      ---------
$72           $278             $538            $1,284

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended May 31, 2010, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Index. All securities in the Index are selected from the universe of global timber companies. Beacon Indexes LLC ("Beacon" or the "Index Provider") defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. Potential Index constituents include securities with market capitalizations greater than $300 million, which includes securities of all categories of market capitalizations, as determined by Beacon. The Index methodology is published at www.beaconindexes.com. The Fund will normally invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

                                                                 PROSPECTUS | 19

Prior to September 24, 2010, the Fund's name was "Claymore/Beacon Global Timber Index ETF".

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Global Timber Industry Risk. As the Index is comprised of issuers in the global timber industry, the Fund is therefore focused in that industry. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy. The market value of securities of global timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, global timber companies may harvest less timber than expected. Global timber companies involved in the forest, paper and packaging products industries are highly competitive globally, including significant competition from non-wood and engineered wood products, and no single company is dominant. These industries have suffered, and continue to suffer, from excess capacity. Global timber companies are subject to many federal, state and local environmental, health and safety laws and regulations, particularly with respect to the restoration and reforestation of timberlands, harvesting timber near waterways, discharges of pollutants and emissions, and the management, disposal and remediation of hazardous substances or other contaminants. Political risks and the other risks to which foreign securities are subject may also affect domestic companies in which the Fund may invest if they have significant operations or investments in foreign countries. In particular, tariffs, quotas or trade agreements can also affect the markets for products of global timber

20 |
companies, particularly wood products. In addition, rising interest rates and general economic conditions may affect the demand for timber products.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund's assets that are denominated in a foreign currency. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

                                                                 PROSPECTUS | 21

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. Even though no single security weight may exceed 4.5% of the Index at the time of each quarterly rebalance, changes in the market value of the Index's constituent securities may result in the Fund being invested in the securities of individual issuers (and making additional such investments in the case of creations of additional Creation Units) in greater proportions. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

Calendar Year Total Return as of 12/31

bar chart:

2008          -48.67%
2009           51.72%

The Fund commenced operations on November 9, 2007. The Fund's year-to-date total return was -4.47% as of June 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 44.84% and -26.14%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in

22 |
tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                INCEPTION
PERIOD ENDED DECEMBER 31, 2009                               1 YEAR  (11/9/07)
------------------------------------------------------------ ------ ---------
Returns Before Taxes                                         51.72%   -12.67%
Returns After Taxes on Distributions                         51.58%   -13.24%
Returns After Taxes on Distributions and Sale of
 Fund Shares                                                 33.62%   -10.99%
Beacon Global Timber Index (reflects no                      54.33%   -11.15%
 deduction for fees, expenses or taxes)
Dow Jones World Forestry & Paper Index (reflects
 no deduction for fees, expenses or taxes)                   10.27%   -24.53%
------------------------------------------------------------ ------ ---------

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

Portfolio Managers. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 80,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

                                                                 PROSPECTUS | 23

GUGGENHEIM FRONTIER MARKETS ETF (FRN)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index (the "Frontier Index" or the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
--------------------------------------------- ---------------------------------
Management Fees                               0.50%
--------------------------------------------- ---------------------------------
Distribution and/or service (12b-1) fees(1)     --%
--------------------------------------------- ---------------------------------
Other expenses                                0.61%
--------------------------------------------- ---------------------------------
Total annual Fund operating expenses          1.11%
--------------------------------------------- ---------------------------------
Expense Reimbursements(2)                     0.41%
--------------------------------------------- ---------------------------------
Total annual Fund operating expenses after
    Expense Reimbursements                    0.70%
--------------------------------------------- ---------------------------------

(1.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

2. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.65% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses

24 |
remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year      Three Years      Five Years      Ten Years
--------      -----------      ----------      ---------
$72           $278             $596            $1,499

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended May 31,2010, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before the Fund's fees and expenses, the performance of the Frontier Index. The Frontier Index is composed of all liquid (as defined by the criteria set forth below) American depositary receipts ("ADRs") and global depositary receipts ("GDRs") of certain countries that are represented in the Index. As of August 31, 2010, the Frontier Index was comprised of 47 constituents. The Frontier Index tracks the performance of depositary receipts, in ADR or GDR form, that trade on the London Stock Exchange ("LSE"), New York Stock Exchange ("NYSE"), NYSE Arca, Inc. ("NYSE Arca"), NYSE AMEX, and Nasdaq Stock Market ("NASDAQ") of companies from countries that are defined as the "Frontier Market." The Bank of New York Mellon, the Fund's index provider ("BNY Mellon" or the "Index Provider"), defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The countries currently are: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama and Trinidad & Tobago. The universe of potential Index constituents includes all liquid ADRs and GDRs which meet the criteria set forth under "Index Construction" with respect to trading volume, market capitalization and price. As of August 31, 2010, potential Index constituents include securities with free-float market capitalizations greater than $100 million which may include securities of all categories of market capitalizations, as defined by the Index Provider. The Index methodology is published at www.bnymellondrindex.com.

The Fund will normally invest at least 80% of its total assets in ADRs and GDRs that comprise the Index or in the stocks underlying such ADRs and GDRs. The Fund also will normally invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider from time to time in the manner set forth above. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material

                                                                 PROSPECTUS | 25
change in these policies or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying stocks represented by the ADRs or GDRs comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying stock providing improved liquidity relative to the ADR or GDR; (b) when an ADR or GDR is trading at a significantly different price than its underlying stock; or (c) the timing of trade execution is improved due to the local market in which an underlying stock is traded being open at different times than the market in which the stock's corresponding ADR or GDR is traded.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/BNY Mellon Frontier Markets ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, equity securities of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in

26 |
terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund's assets that are denominated in a foreign currency. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Risks of Investing In Frontier Securities. Frontier Market countries are emerging market countries. Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. There may be less information publicly available with regard to emerging market issuers and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to U.S. issuers. There may be no single centralized securities exchange on which securities are traded in emerging market countries and the systems of corporate governance to which companies in emerging markets are subject may be less advanced than that to which U.S. issuers are subject, and therefore, shareholders in such companies may not receive many of the protections available to shareholders of U.S. issuers. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

                                                                 PROSPECTUS | 27

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund Shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

Governments of many frontier countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund.

28 |

In addition, if deterioration occurs in a frontier country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

As of August 31, 2010, a significant percentage of the Index is comprised of securities of companies from Chile, Columbia and Egypt. To the extent that the Index is focused on securities of any one country, including Chile, Columbia and Egypt, the value of the Index, and thus the Fund, will be especially affected by adverse developments in such country, including the risks described above.

Political Risk. Certain of the frontier countries may be subject to a greater degree of political and social instability than is the case in more developed countries. Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, popular unrest associated with demands for improved political, economic and social conditions, internal insurgencies, hostile relations with neighboring countries and ethnic, religious and racial disaffection. Some frontier countries may be affected by a greater degree of public corruption and crime, including organized crime.

Licensing, Custody and Settlement Risk. Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.

Rules adopted under the Investment Company Act of 1940, as amended, permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Fund may invest, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Certain countries in which the Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The

                                                                 PROSPECTUS | 29
specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.

Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting all together. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.

Share blocking may present operational challenges for the Fund and Authorized Participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the fund to "Buy In" situations in which if unable to deliver shares after a certain period of time, a counter party has the right to go to market, purchase a security at the current market price and have any additional expense borne by the fund or transfer agent.

As a result of the ramifications of voting ballots in share blocking proxy markets, the Investment Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' securities. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Non-Correlation Risk. The Fund has historically experienced differences between the Fund's return and that of the Index ("tracking error"), which exceed those experienced by many

30 |
other ETFs. The tracking error experienced by the Fund has generally arisen from the application of the Fund's fair valuation policies to certain underlying securities which, despite being listed on a stock exchange (as set forth under "Principal Investment Strategies"), may not experience trades on a daily basis. The underlying index is not required to fair value its constituents. In addition, the Fund's return may not match the return of the Index for a number of other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise holds instruments other than those which constitute the Index, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-Cap Company Risk. Micro-cap securities involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. Even though no single security weight may exceed 10% of the Index at the time of each quarterly rebalance, changes in the market value of the Index's constituent securities may result in the Fund being invested in the securities of individual issuers (and making additional such investments in the case of creations of additional Creation Units) in greater proportions. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

                                                                 PROSPECTUS | 31

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

Calendar Year Total Return as of 12/31

bar chart:

2009          53.25%

The Fund commenced operations on June 12, 2008. The Fund's year-to-date total return was -0.28% as of June 30, 2010.

During the calendar year ended December 31, 2009, the Fund's highest and lowest calendar quarter returns were 35.80% and -8.35%, respectively, for the quarters ended June 30, 2009 and March 31, 2009.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                INCEPTION
PERIOD ENDED DECEMBER 31, 2009                               1 YEAR  (6/12/08)
------------------------------------------------------------ ------ ---------
Returns Before Taxes                                         53.25%   -15.67%
Returns After Taxes on Distributions                         52.14%   -16.20%
Returns After Taxes on Distributions and Sale of
 Fund Shares                                                 34.61%   -13.53%
The BNY Mellon New Frontier DR Index (reflects no deduction
 for fees, expenses or taxes)                                56.56%   -15.03%
MSCI Emerging Markets Index (reflects no deduction for fees,
 expenses or taxes)                                          78.51%    -5.57%
------------------------------------------------------------ ------ ---------

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

32 |

Portfolio Managers. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 80,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

                                                                 PROSPECTUS | 33

GUGGENHEIM CANADIAN ENERGY INCOME ETF (ENY)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the "Energy Income Index" or "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
------------------------------------------ ------------------------------------
Management Fees                            0.50%
------------------------------------------ ------------------------------------
Distribution and service (12b-1) fees(1)     --%
------------------------------------------ ------------------------------------
Other expenses                             0.39%
------------------------------------------ ------------------------------------
Total annual Fund operating expenses       0.89%
------------------------------------------ ------------------------------------
Expense Reimbursements(2)                  0.19%
------------------------------------------ ------------------------------------
Total annual Fund operating expenses after
 Expense Reimbursements                    0.70%
------------------------------------------ ------------------------------------

(1.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

(2.) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.65% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses

34 |
remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year      Three Years      Five Years      Ten Years
--------      -----------      ----------      ---------
$72           $278             $545            $1,310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended May 31, 2010 the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Energy Income Index. The Index is comprised of 32 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the "TSX"), NYSE AMEX, NASDAQ or NYSE. The universe of companies includes approximately 200 TSX listed oil and gas sector securities including royalty trusts, as defined by the TSX, and approximately 25 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd. ("SWM" or the "Index Provider"). The Index methodology is published at www.swmindex.com. The Fund will normally invest at least 90% of its total assets in securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

                                                                 PROSPECTUS | 35

Prior to September 24, 2010, the Fund's name was the "Claymore/SWM Canadian Energy Income Index ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Oils/Energy Sector Risk. The profitability of companies in the oils/energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund's assets that are denominated in a foreign currency. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary

36 |
receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Canadian Risk. As the Fund invests in Canadian royalty trusts and stocks listed on the TSX, the Fund is subject to the following risks:

     Commodity Exposure Risk. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

     Reliance on Exports Risk. The Canadian economy is dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy.

     U.S. Economic Risk. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada's largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. The new agreement may further affect Canada's dependency on the U.S. economy.

     Structural Risk (Political Risk). In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Canadian Royalty Trust Risk. As the Fund invests in Canadian royalty trusts, it is subject to the following risks applicable to Canadian royalty trusts:

     Lack of diversification. The royalty trusts in which the Fund invests are heavily invested in oil and gas.

     Potential sacrifice of growth. Potential growth may be sacrificed because revenue is passed on to a royalty trust's unit holders (such as the Fund), rather than reinvested in the business.

     No guarantees. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

     Potential for tax recharacterization or changes. Under amendments to the Income Tax Act (Canada) passed in 2007 (the "SIFT Rules"), certain trusts (defined as "SIFT trusts") are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. A

                                                                 PROSPECTUS | 37
     trust that began public trading before November 1, 2006 will not be subject to the SIFT Rules until the first year of the trust that ends in 2011, unless the trust exceeds "normal growth guidelines" incorporated by reference into the Income Tax Act (Canada). In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares of the Fund.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance

The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at www.guggenheimfunds.com.

38 |

Calendar Year Total Return as of 12/31

bar chart:

2008          -55.37%
2009           63.69%

The Fund commenced operations on July 3, 2007. The Fund's year-to-date total return was -8.10% as of June 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 36.25% and -45.18%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                INCEPTION
PERIOD ENDED DECEMBER 31, 2009                               1 YEAR   (7/3/07)
------------------------------------------------------------ ------ ----------
Returns Before Taxes                                         63.69%    -9.62%
Returns After Taxes on Distributions                         60.90%   -11.31%
Returns After Taxes on Distributions and Sale of
 Fund Shares                                                 40.98%    -9.05%
Sustainable Canadian Energy Income Index (reflects
 no deduction for fees, expenses or taxes)                   67.14%    -7.60%
Standard & Poor's/TSX Composite Index (reflects
 no deduction for fees, expenses or taxes)                   57.20%    -3.07%
------------------------------------------------------------ ------ ----------

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

Portfolio Managers. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

                                                                 PROSPECTUS | 39

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 80,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

40 |

GUGGENHEIM INTERNATIONAL MULTI-ASSET INCOME ETF (HGI)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the "International Multi-Asset Income Index" or "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
------------------------------------------ ------------------------------------
Management Fees                            0.50%
------------------------------------------ ------------------------------------
Distribution and service (12b-1) fees(1)     --%
------------------------------------------ ------------------------------------
Other expenses                             0.54%
------------------------------------------ ------------------------------------
Acquired Fund Fees and Expenses(2)         0.19%
------------------------------------------ ------------------------------------
Total annual Fund operating expenses       1.23%
------------------------------------------ ------------------------------------
Expense Reimbursements(3)                  0.34%
------------------------------------------ ------------------------------------
Total annual Fund operating expenses       0.89%
 after Expense Reimbursements
------------------------------------------ ------------------------------------

(1.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

(2.) Acquired Fund Fees and Expenses include the Fund's pro rata portion of the management fees and operating expenses of closed-end funds in which the Fund invested during its fiscal year ended May 31, 2010. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements with the result that the information presented in the table will differ from that presented in the Fund's financial highlights.

(3.) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.65% of average net assets per year (the"Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. Acquired Fund Fees and Expenses are not subject to the Expense Cap.

                                                                 PROSPECTUS | 41

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year      Three Years      Five Years      Ten Years
--------      -----------      ----------      ---------
$91           $337             $682            $1,654

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended May 31, 2010, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the International Multi-Asset Income Index. The Index is comprised of 150 stocks selected, based on investment and other criteria, from a universe of international companies, global REITs, master limited partnerships ("MLPs"), Canadian royalty trusts, American depositary receipts ("ADRs") of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is composed of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The Fund will normally invest at least 90% of its total assets in stocks that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in

42 |
proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/Zacks International Multi-Asset Income Index ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund's assets that are denominated in a foreign currency. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such

                                                                 PROSPECTUS | 43
receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Financial Services Sector Risk.The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' securities. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Canadian Risk. As the Fund invests in Canadian royalty trusts and stocks listed on the Toronto Stock Exchange, the Fund is subject to the following risks:

44 |

     Commodity Exposure Risk. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

     Reliance on Exports Risk. The Canadian economy is dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy.

     U.S. Economic Risk. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada's largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. The new agreement may further affect Canada's dependency on the U.S. economy.

     Structural Risk (Political Risk). In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Canadian Royalty Trust Risk. As the Fund invests in Canadian royalty trusts, it is subject to the following risks applicable to Canadian royalty trusts:

     Lack of diversification. The royalty trusts in which the Fund invests are heavily invested in oil and gas.

     Potential sacrifice of growth. Potential growth may be sacrificed because revenue is passed on to a royalty trust's unit holders (such as the Fund), rather than reinvested in the business.

     No guarantees. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

     Potential for tax recharacterization or changes. Under amendments to the Income Tax Act (Canada) passed in 2007 (the "SIFT Rules"), certain trusts (defined as "SIFT trusts") are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. A trust that began public trading before November 1, 2006 will not be subject to the SIFT Rules until the first year of the trust that ends in 2011, unless the trust exceeds "normal growth guidelines" incorporated by reference into the Income Tax Act (Canada). In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available.

                                                                 PROSPECTUS | 45

     Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares of the Fund.

REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Risks of Investing in Other Investment Companies. Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies' portfolio securities or net asset values. The Fund must continue, at the same time, to pay its own management fees and expenses with respect to all of its investments, including shares of other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a semi-annual basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the

46 |

Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance

The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information is available at www.guggenheimfunds.com.

                                                                 PROSPECTUS | 47

Calendar Year Total Return as of 12/31

bar chart:

2008          -44.71%
2009           51.68%

The Fund commenced operations on July 11, 2007. The Fund's year-to-date total return was -8.85% as of June 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 33.97% and -24.82%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                INCEPTION
PERIOD ENDED DECEMBER 31, 2009                               1 YEAR   (7/11/07)
------------------------------------------------------------ ------ ----------
Returns Before Taxes                                         51.68%    -8.51%
Returns After Taxes on Distributions                         49.30%   -10.05%
Returns After Taxes on Distributions and Sale of
 Fund Shares                                                 33.23%    -8.07%
Zacks International Multi-Asset Income Index (reflects
 no deduction for fees, expenses or taxes)                   50.98%    -8.12%
Morgan Stanley Capital International EAFE Index (reflects
 no deduction for fees, expenses or taxes)                   31.77%   -11.66%
------------------------------------------------------------ ------ ----------

Management

Investment Adviser. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors,LLC).

Portfolio Managers. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

48 |

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 200,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

                                                                 PROSPECTUS | 49

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRATEGIES AND RISKS

Investment Objective

Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Index Methodology

AlphaShares China Real Estate Index

The Index was created by AlphaShares and the Index methodology is published at www.alphashares.com. The Index is designed to measure and monitor the performance of publicly issued common equity securities of publicly-traded companies and REITs which are open to foreign ownership and derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China such as Hong Kong and Macau. Proprietary and third-party financial and economic information and research are utilized to: (1) identify potential Index constituents and verify that such companies derive a majority of their revenue from property in China or the Special Administrative Regions of China; and (2) calculate the number of shares of each potential Index constituent outstanding, adjusted for free-float, for usage in the modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a market capitalization of $500 million or greater for initial inclusion in the Index. A market capitalization of $250 million or greater is required for ongoing inclusion in the Index. The Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed on www.alphashares.com at least 10 business days prior to implementation of the change.

AlphaShares China Small Cap Index

The Index was created by AlphaShares and the Index methodology is published at www.alphashares.com. The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. AlphaShares utilizes proprietary and third-party information and research to: (1) identify potential Index constituents; and (2) calculate the number of shares of each potential Index constituent outstanding, adjusted for free-float, for usage in the Index Provider's modified float-adjusted market capitalization weighting methodology. To ensure adequate liquidity, constituents must have a float-adjusted market capitalization maximum of $1.5 billion and a minimum of $200 million for initial inclusion in the Index. A float-adjusted capitalization of less than $1.75 billion and greater than $150 million are required for ongoing inclusion in the Index.

The Index was created by AlphaShares and is maintained by Standard & Poor's (the "Index Administrator"). The Index Methodology is published at www.alphashares.com. The Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology

50 |
will be communicated to the Index Administrator the next business day and will be publicly disclosed on www.alphashares.com at least 10 days prior to the implementation of the change. Initial public offerings ("IPOs") that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added at the end of each calendar quarter, on the last business day of the quarter. Any addition will be funded on a pro-rata basis from the remainder of the Index, net of any deletions. A security will be deleted from the Index immediately due to bankruptcy, acquisition or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. In the case of such deletions, no replacement will be made until the annual rebalance. Any proceeds resulting from deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

Beacon Global Timber Index

The Index is designed to track the performance of common stocks of global timber companies. The universe of eligible securities includes firms who own or lease forested land and harvest the timber for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. The Index Provider identifies global timber companies predominantly through proprietary research and use of the Standard and Poor's Global Industry Classification Standard ("GICS"). After identification of a global timber company (as defined above) through proprietary research, Beacon searches through publicly available information about such companies via Bloomberg, Reuters, and other more widely available resources including Yahoo Finance, Google, and individual company web sites to determine that the company harvests timber from forested land owned or leased by such company rather than purchasing timber externally as a raw material for product development. Potential Index constituents are categorized as follows according to their degree of exposure to timber: Category A is comprised of companies with high exposure to timber by virtue of owning and/or managing forested land and marketing forest products; Category B includes companies with medium exposure to timber by virtue of owning and/or managing forested land and marketing paper products or packaging materials; and Category C is comprised of companies with low exposure to timber by virtue of marketing forest products or paper products or packaging materials while not owning and/or managing forested land and harvesting trees. Companies with Category C exposure are not considered for inclusion in the Index.

The weighting of companies within the Index reflects the distribution of forest land across regions of the world. Index constituents with forested land exclusively in North America reflect the worldwide proportion of North American forested land, while Index components with forested land outside of North America reflect the worldwide proportion of forested land outside North America. This information is based on public sources including the UN Food and Agriculture Organization. Companies that exclusively own or lease forested land in North America are limited in their representation in the Index to the proportion of forested land in North America. To maintain this proportion, of the companies that own or lease forest land exclusively in North America, only Category A firms are included. Companies in the rest of the world from both Categories A and B comprise the balance of the Index. Company weights are assigned using a modified market cap weighting method, with no company weight exceeding 4.5% at the time of each rebalance. In the event that companies outside North America make up a proportion of the Index less than their representative weight in forest land, the North American

                                                                 PROSPECTUS | 51
company weights will be increased to make up the difference, including Category B North American firms if required. Likewise, if North American Category A companies make up a proportion of the Index less than their representative weight in forest land, the weights of companies outside North America will be increased to make up the difference.

The Index constituent selection methodology was developed by Beacon as a quantitative approach to select stocks from the Index universe. The constituent selection model evaluates and selects stocks from the Index universe using a proprietary, 100% rules-based methodology developed by Beacon. The approach is specifically designed to enhance investment applications and investability.

BNY Mellon New Frontier DR Index

The Frontier Index tracks the performance of depositary receipts in ADR or GDR form that trade on the LSE, NYSE, NYSE Arca, NYSE AMEX and NASDAQ of companies from countries that are part of the Frontier Market, as defined by the Index Provider. The Index Provider currently defines the Frontier Market countries as: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama and Trinidad & Tobago. The universe of potential constituents includes all liquid ADRs and GDRs which meet the criteria below with respect to trading volume, market capitalization and price. As of August 31, 2010, the Index's constituent countries were represented (in approximate market capitalization) in the Index as follows: Argentina 7.3%, Chile 32.63%, Egypt 13.58%, Poland 3.94%, Columbia 13.85%, Kazakhstan 4.73%, Peru 5.24%, Czech Republic 3.74%, Lebanon 5.21%, Nigeria 3.93%, Oman 1.85%, Qatar 1.58%, Pakistan 1.00%, Ukraine 0.77%, and Georgia 0.65% .

Sustainable Canadian Energy Income Index

The Index selection methodology is designed to combine the highest yielding Canadian energy related securities with the most highly focused and fastest growing oil sands producers using a tactical asset allocation model based on the trend in crude oil prices.

The Index constituent selection methodology was developed by SWM as an effective, fundamental approach designed to select stocks from a group of companies primarily listed on the TSX.

The Canadian energy income constituent selection methodology is an equal weighted allocation to the top 20 highest yielding Canadian energy equities that pass minimum criteria for equity and market capitalization. The oil sands producers are selected on the basis of their focus on oil sands production, current production rate and projected production during the next 10 years. The oil sands producers must also pass minimum market capitalization and liquidity thresholds. Index constituents are updated annually or whenever a major corporate event occurs such as a merger or acquisition.

The Index allocates between the oil sands and royalty trust constituents according to the current price trend of crude oil. If the current quarter's closing price is above the four quarter moving average price, crude oil is determined to be in a bull phase. If it is at or below the moving average price, crude oil is determined to be in a bear phase.

52 |

Asset Allocation by Crude Oil Price Trend

Bull Phase        Bear Phase
------------- --- ----------------------- ---
Oil Sands     70% Oil Sands               30%
------------- --- ----------------------- ---
Canadian high     Canadian high
yield energy      yield energy
equities      30% equities                70%
------------- --- ----------------------- ---

Crude oil price trends are evaluated 15 days prior to the end of each calendar quarter and tactical asset allocation adjustments are implemented on the first trading day of the new quarter.

Zacks International Multi-Asset Income Index

The Index selection methodology is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks. The Index will at all times be composed of at least 40% non-U.S. securities and is designed to select a diversified group of stocks with the potential to outperform the MSCI EAFE Index and other benchmark indices on a risk adjusted basis.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a yield and risk/return perspective. The approach is specifically designed to enhance investment applications and investability.

Index Construction

AlphaShares China Real Estate Index

Index construction is the responsibility of the Index Provider. Securities that meet the following criteria will be included in the Index:

1. China Real Estate Exposure. To be considered for inclusion in the Index, a company must derive a majority of its revenues from real estate development, management and/or ownership of property in mainland China or the Special Administrative Regions of China such as Hong Kong and Macau. These companies include a) Hong Kong-based real estate management companies and REITs and b) mainland China-based real estate management companies and REITs.

2. Investability. To ensure adequate investability, only shares open to foreign ownership that meet the criteria below are eligible for inclusion:

     a.   China A-shares are not eligible.

     b.   China B-shares are not eligible.

     c. Hong Kong listed securities including China H-shares and Red Chips are eligible.

     d. N-Shares trading in New York and their equivalents trading in other foreign markets are eligible.

3. Equity Securities. Only publicly issued common equity securities, including REITs, are eligible for inclusion in the Index. Debt or quasi-debt securities, such as convertible securities, are not eligible for inclusion.


                                                                 PROSPECTUS | 53

4. Depositary Receipts. ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Index if they meet the other eligibility criteria set forth in this section. The Index will not include different depositary receipts (or a depositary receipt and the underlying stock) of the same issuer.

5. Market Capitalization. The Index will include equity securities of companies of all categories of market capitalizations, subject to the following requirements: To ensure adequate liquidity, constituents must have a market capitalization of $500 million or greater for initial inclusion in the Index. A market capitalization of $250 million or greater is required for ongoing inclusion in the Index.

6. Target Weights. The Index uses a modified float-adjusted market capitalization weighting methodology to weight individual positions. The weight of any one position cannot be greater than 5.0% of the Index at the time of each rebalance.

7. Rebalancing. Except in unusual circumstances (including, but not limited to, tender offers, mergers, spin-offs, or the acquisition or bankruptcy of the company or similar corporate actions), the Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed on www.alphashares.com at least 10 days prior to the implementation of the change. IPOs that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added at the end of each calendar quarter, on the last business day of the quarter. Any addition will be funded on a pro-rata basis from the remainder of the Index, net of any deletions. A security will be deleted from the Index immediately due to bankruptcy, acquisition or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. In the case of such deletions, no replacement will be made until the annual rebalance. Any proceeds resulting from deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.


AlphaShares China Small Cap Index

To be considered for inclusion in the Index, the following criteria must be met:

1. Chinese Companies. Only mainland China-based companies are eligible for inclusion in the Index. For purposes of the Index, companies are considered to be based in mainland China if they are so classified under the S&P BMI Country Code classification system. This system determines a company's country of domicile by considering a number of criteria, including:

     a.   the headquarters of a company,

     b.   its registration or incorporation,

     c.   primary stock listing,

     d.   geographic source of revenue,

     e.   location of fixed assets

     f.   operations and

     g.   the residence of senior officers.


54 |

2. Market Capitalization. A float-adjusted capitalization maximum of $1.5 billion and a minimum of $200 million are used for initial portfolio construction and eligibility. A float-adjusted capitalization of less than $1.75 billion and greater than $150 million are required for ongoing inclusion in the Index.

3. Investability. Only shares open to foreign ownership are included in the Index. These include all Hong Kong listed securities including China H-Shares and Red Chips, and N- Shares trading in New York and their equivalents trading in other foreign markets. China A-Shares and China B-Shares are not eligible for inclusion in the Index.

4. Equity Securities. Only publicly issued common equity securities are eligible for inclusion in the Index. Debt or quasi-debt securities, such as convertible securities, are not eligible for inclusion.

5. Depositary Receipts. ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Index if they meet the other eligibility criteria set forth in this section. The Index will not include different depositary receipts (or a depositary receipt and the underlying stock) of the same issuer.

6. Target Weights. The Index uses a modified float-adjusted market capitalization weighting methodology to weight individual positions. The weight of any one GICS sector is limited to 35% of the Index at the time of each rebalance. The weight of any one position cannot be greater than 5.0% of the Index at the time of each rebalance.

7. Rebalancing. Except in unusual circumstances (including, but not limited to, tender offers, mergers, spin-offs, or the acquisition or bankruptcy of the company or similar corporate actions), the Index is rebalanced and reconstituted annually. The AlphaShares Index Committee will meet annually in October to review the Index methodology. Any changes to the methodology will be communicated to the Index Administrator the next business day and will be publicly disclosed on www.alphashares.com at least 10 days prior to the implementation of the change. IPOs that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added at the end of each calendar quarter, on the last business day of the quarter. Any addition will be funded on a pro-rata basis from the remainder of the Index, net of any deletions. A security will be deleted from the Index immediately due to bankruptcy, acquisition or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. In the case of such deletions, no replacement will be made until the annual rebalance. Any proceeds resulting from deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.


Beacon Global Timber Index

Eligible securities include all common stocks listed on global exchanges that meet the following criteria at of the time of each reconstitution. Beacon, based upon publicly available information, verifies that each company included in the universe of potential Index constituents meets the following criteria:

1. Potential Index constituents include all equities, ADRs and GDRs of global timber companies, as defined above, trading on U.S. and global exchanges.

2. Potential Index constituents must have a minimum average daily trading volume greater than or equal to 75,000 shares and minimum average daily trading volume of over $500,000 over the past month.


                                                                 PROSPECTUS | 55

3. Index constituents must have a market capitalization greater than or equal to $300 million at the time of each reconstitution.

4. The Index includes all companies from Category A that exclusively own/lease forested land in North America, along with Category A and Category B firms from the rest of the world.

5. Each constituent is ranked for inclusion using a 100% rules-based methodology described above under "Index Methodology."

6. The selected companies are weighted using a modified market capitalization weighting methodology. Each company can have a maximum weight of 4.5% at the time of each reconstitution.

7. The constituent selection process is repeated annually and the Index rebalance is conducted quarterly.

BNY Mellon New Frontier DR Index

1. The Frontier Index consists of all ADRs and GDRs of companies from Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama and Trinidad & Tobago that meet the following criteria:

     o Minimum 10 days traded during the previous 3 months and average daily ADR or GDR volume greater than or equal to 10,000 shares or 50,000 ordinary shares in the local market. In the case of new ADRs or GDRs whose trading period is less than 3 months, average daily volume for the available time period will be used in the determination.

     o Free-float adjusted market capitalization greater than or equal to $100 million.

     o    Price greater than $3.

     o To improve the investability of the Index and avoid adverse tax consequences for investors, passive foreign investment companies are excluded based on the best information available (such as information available through the Investment Company Institute and publicly available filings).

2. The ADR Index Administrator, subject to periodic review by a policy steering committee known as the BNY Mellon ADR Index Committee, performs a quarterly review of the Index methodology. Any changes to the methodology will be publicly disclosed on www. bnymellondrindex.com prior to implementation of the change.

3. The Index is weighted based on a modified capitalization method, using a formula based upon the aggregate of prices times share quantities. The number of shares used in the Index calculation generally represents the entire class(es) or series of shares, adjusted for free-float, that trade in the local market and also trade in the form of depositary receipts in the United States and the United Kingdom. Adjustments are made to ensure that no single security exceeds 10% of the Index and, with respect to

56 |
     the bottom 55% of the Index weight, that no single security represents more than 10% of the Index.

4. The Index is adjusted for changes in shares and float that may affect the weighting of constituents generally on a quarterly basis.


Sustainable Canadian Energy Income Index

1. Oil Sands

     a. Potential Index constituents are primarily Canadian based oil sands producers.

     b. The potential Index constituents are then narrowed to a universe of companies that have a minimum market capitalization of $500 million and shares that have traded an average of $2 million per day in value over the last 100 trading days.

     c. The Index constituents are weighted according to a proprietary formula that accounts for current and future oil sands production, focus on oil sands production, market capitalization and liquidity. For instance, an oil sands producer with a large oil sands production base and plans to increase production in the future that has a large market capitalization and liquidity will have a substantial weighting in the Index. The factors with the most influence on the Index weightings are current and future oil sands production and focus on oil sands production.

2. Canadian High Yielding Energy Equities

     a. Potential Index constituents are Canadian energy related equities with a yield that are listed on the TSX. Currently there are about 200 listed equities on the TSX that are classified as oil and gas producers of which approximately 50 have an income yield.

     b. The potential Index constituents are then narrowed to a universe of companies that have a minimum market capitalization of $300 million and whose shares have traded an average of $2 million per day in value over the last 100 trading days, three years history of profit growth and an annual income distribution yield of 3% or higher.

     c. The Index constituents are the top 20 highest yielding securities and are equal-weighted.

3. The Index constituents are rebalanced annually on June 30.


Zacks International Multi-Asset Income Index

1. Potential Index constituents include all non-U.S. listed equities that pay dividends and are compliant with U.S. generally accepted accounting principles, global REITs, MLPs, Canadian royalty trusts, ADRs of emerging market companies and U.S. listed closed-end funds that invest in international companies.

2. The Index is comprised of the 150 highest-ranking equities chosen using a rules-based quantitative ranking methodology proprietary to Zacks. Each company is ranked using a quantitative rules-based methodology that includes yield, company growth, liquidity, relative value, and other factors and is sorted from highest to lowest. The constituent selection methodology was developed by Zacks as a quantitative approach to identifying those companies that offer the greatest yield potential.


                                                                 PROSPECTUS | 57

3. The 150 constituents are chosen and are weighted based on a proprietary method developed by Zacks within each investment type.

4. The constituent selection process as well as the ranking, reconstitution, and rebalancing of the Index is repeated semi-annually.


58 |

Non-Principal Investment Strategies

As a principal investment strategy and as described above, each Fund will normally invest at least 80% or 90%, as applicable, of its total assets in component securities that comprise its respective Index. As non-principal investment strategies, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its respective Index, and in managing cash flows, but will not be used for hedging purposes. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to each Fund's Index to be reflected in the portfolio composition of the Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Each Fund may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. Each Fund may lend its portfolio securities in an amount up to 33 1 / 3% of its assets, but each Fund currently expects to only lend its portfolio securities to a much more limited extent. Securities lending is not a principal investment strategy of the Funds.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval.

                                                                 PROSPECTUS | 59

Non-Principal Risk Considerations

In addition to the principal risks described previously, there are certain non-principal risks related to investing in the Funds.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value ("NAV"). The NAV of each Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Leverage. To the extent that each Fund borrows money in the limited circumstances described above under "Non-Principal Investment Strategies," it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's portfolio securities.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

60 |

Investment Management Services
Investment Adviser

Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser")(formerly known as Claymore Advisors, LLC.), a wholly-owned subsidiary of Guggenheim Funds Services Group Inc., ("Guggenheim Funds Group")(formerly known as Claymore Group Inc.), acts as the Funds' investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributors") (formerly known as Claymore Securities, Inc.) currently offers exchange-traded funds, unit investment trusts and closed-end funds. Guggenheim Funds Group is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, each Fund pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of each Fund's average daily net assets set forth below.

FUND(S)                                         ADVISORY FEE
----------------------------------------------- ------------
Guggenheim China Real Estate ETF                       0.50%
Guggenheim China Small Cap ETF                         0.55%
Guggenheim Global Timber ETF                           0.50%
Guggenheim Frontier Markets ETF                        0.50%
Guggenheim Canadian Energy Income ETF                  0.50%
Guggenheim International Multi-Asset Income ETF        0.50%
----------------------------------------------- ------------

The Investment Adviser has contractually agreed to pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, a portion of each Fund's licensing fees, offering costs (up to 0.25% of average net assets for the Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Timber ETF and Guggenheim Frontier Markets ETF) brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund's business) from exceeding the percentage of average net assets per year of each Fund, as set forth in the table below, (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

                                                                 PROSPECTUS | 61

FUND(S)                                         EXPENSE CAP
----------------------------------------------- ------------
Guggenheim China Real Estate ETF                       0.65%
Guggenheim Frontier Markets ETF                        0.65%
Guggenheim International Multi-Asset Income ETF        0.65%
Guggenheim Global Timber ETF                           0.65%
Guggenheim Canadian Energy Income ETF                  0.65%
Guggenheim China Small Cap ETF                         0.70%
----------------------------------------------- ------------

The offering costs excluded from the Expense Cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Agreement, in which the Investment Adviser has agreed to pay certain operating expenses of each Fund in order to maintain the expense ratio of each Fund at or below the applicable Expense Cap set forth in the table above (excluding the expenses set forth above). For a period of five years subsequent to each Fund's commencement of operations, the Investment Adviser may recover from each Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

In addition to advisory fees, each Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees' approval of the continuance of the Advisory Agreement in 2010 will be available in the semi-annual report to shareholders to be dated November 30, 2010.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of each Fund's portfolio is Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Kanuri has managed each Fund's portfolio since May 2010.

Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in October of 2006. Prior to joining Guggenheim Funds Distributors, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

62 |

The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Funds he manages.

                                                                 PROSPECTUS | 63

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by each Fund at net asset value per Share only in Creation Unit size.

Most investors buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. The Funds may liquidate and terminate at any time. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca symbols set forth in the chart below.

NAME OF FUND                                    NYSE ARCA TICKER SYMBOL
=======================================================================
Guggenheim China Real Estate ETF                                     TAO
------------------------------------------------------------------------
Guggenheim China Small Cap ETF                                       HAO
------------------------------------------------------------------------
Guggenheim Timber ETF                                                CUT
------------------------------------------------------------------------
Guggenheim Frontier Markets ETF                                      FRN
------------------------------------------------------------------------
Guggenheim Canadian Energy Income ETF                                ENY
------------------------------------------------------------------------
Guggenheim International Multi-Asset Income ETF                      HGI
------------------------------------------------------------------------

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Funds, and shareholders may tender their Shares for redemption directly to the Funds, only in Creation Units of the applicable number of Shares as set forth in the table below, and as discussed in the "Creations, Redemptions and Transaction Fees" section, which follows.

Fund(s)                                         Creation Unit Size
==================================================================
Guggenheim International Multi-Asset Income ETF    200,000 Shares
-----------------------------------------------------------------
Guggenheim China Real Estate ETF                     80,000 Shares
Guggenheim China Small Cap ETF
Guggenheim Global Timber ETF
Guggenheim Frontier Markets ETF
Guggenheim Canadian Energy Income ETF
-----------------------------------------------------------------

64 |

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of each Fund and is recognized as the owner of all Shares for all purposes. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

                                                                 PROSPECTUS | 65

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund's shares on the NYSE Arca may differ from each Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of each Fund every fifteen seconds. The approximate value calculations are based on local closing prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a "real-time" update of the NAV per Share of each Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and each Fund does not make any warranty as to its accuracy.

The net asset value per Share of each Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Shares will not be priced on regular or national holidays or other days on which the NYSE is closed. NAV per Share is determined by dividing the value of each Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE Arca, on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ stock market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by the Investment Adviser by a method that the Investment Adviser believes accurately reflects fair value, pursuant to policies adopted by the Board of Trustees and subject to the ultimate supervision of the Board of Trustees. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of a Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

66 |

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which each Fund's net asset value is not calculated and on which each Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with each Fund must have entered into an authorized participant agreement with the distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of each Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by each Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form by or through a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust and the distributor, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP") and must be in proper form pursuant to the requirements regarding submission and logistics set forth in such agreement. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. All standard orders must be placed for one or more whole Creation Units of Shares of each Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca, (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery

                                                                 PROSPECTUS | 67
or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

The following fixed creation transaction fees per transaction for the Funds (the "Creation Transaction Fee") set forth in the table below are applicable to each transaction regardless of the number of Creation Units purchased in the transaction.

                                                  FIXED CREATION
                                                TRANSACTION FEES
FUND                                            (PER TRANSACTION)
=================================================================
Guggenheim China Real Estate ETF                           $3,000
----------------------------------------------- -----------------
Guggenheim China Small Cap ETF                             $7,000
----------------------------------------------- -----------------
Guggenheim Timber ETF                                      $1,000
----------------------------------------------- -----------------
Guggenheim Frontier Markets ETF                            $1,000
----------------------------------------------- -----------------
Guggenheim Canadian Energy Income ETF                      $1,000
----------------------------------------------- -----------------
Guggenheim International Multi-Asset Income ETF            $2,000
----------------------------------------------- -----------------

An additional charge of up to four times the Creation Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Legal Restrictions on Transactions in CertainSecurities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. Each Fund's custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or

68 |
specified for each Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of each Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day's closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

The following fixed redemption transaction fees per transaction for each Fund (the "Redemption Transaction Fee") set forth in the table below are applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

                                                 FIXED REDEMPTION
                                                 TRANSACTION FEES
FUND                                             (PER TRANSACTION)
----------------------------------------------- ------------------
Guggenheim China Real Estate ETF                            $3,000
----------------------------------------------- ------------------
Guggenheim China Small Cap ETF                              $7,000
----------------------------------------------- ------------------
Guggenheim Timber ETF                                       $1,000
----------------------------------------------- ------------------
Guggenheim Frontier Markets ETF                             $1,000
----------------------------------------------- ------------------
Guggenheim Canadian Energy Income ETF                       $1,000
----------------------------------------------- ------------------
Guggenheim International Multi-Asset Income ETF             $2,000
----------------------------------------------- ------------------

An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of each Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever

                                                                 PROSPECTUS | 69
it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividends, if any, are distributed to shareholders annually except for the Guggenheim Canadian Energy Income ETF and Guggenheim International Multi-Asset Income ETF, which distribute quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Distribution Plan and Service Plan

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by each Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board of Trustees, and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund's assets on an ongoing basis, these fees will increase the cost of your investment in each Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority. The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of each Fund.

Frequent Purchases and Redemptions

Each Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by each Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at NAV for a basket of securities intended to mirror each Fund's portfolio, plus a small amount of cash, and each Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by each Fund's shareholders or (b) any attempts to market time each Fund by its shareholders would result in negative impact to each Fund or its shareholders.

70 |

Fund Service Providers

Guggenheim Funds Advisors is the administrator of the Funds.

The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Ernst & Young LLP serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index Providers

AlphaShares is the Index Provider for the Guggenheim China Real Estate ETF and Guggenheim China Small Cap ETF. AlphaShares is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with AlphaShares to use the Index. Guggenheim China Real Estate ETF and Guggenheim China Small Cap ETF are entitled to use their respective Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Beacon Indexes LLC is the Index Provider for the Guggenheim Timber ETF. Beacon is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Beacon to use the Index.

BNY Mellon is the Index Provider for the Guggenheim Frontier Markets ETF. BNY Mellon is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with BNY Mellon to use the Index.

Sustainable Wealth Management, Ltd. is the Index Provider for the Guggenheim Canadian Energy Income ETF. SWM is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with SWM to use the Index.

Zacks Investment Research, Inc. is the Index Provider for the Guggenheim International Multi-Asset Income ETF. Zacks is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Zacks to use the Index.

Each Fund is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Disclaimers

The "AlphaShares China Real Estate Index" and "AlphaShares China Small Cap Index" are registered trademarks of AlphaShares and has been licensed for use by the Investment Adviser. The Funds are not sponsored, endorsed, sold or promoted by AlphaShares and AlphaShares makes no representation regarding the advisability of investing in Shares of the Funds.

                                                                 PROSPECTUS | 71

The Guggenheim China Real Estate ETF and Guggenheim China Small Cap ETF and their Shares are not sponsored, endorsed, sold or promoted by AlphaShares and its affiliates. AlphaShares makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Index to track general stock market performance. AlphaShares' only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of AlphaShares and of the Indexes, which are determined, composed and calculated by AlphaShares without regard to Investment Adviser or the Funds. AlphaShares has no obligation to take the needs of the Investment Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Indexes. AlphaShares is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares or in the determination or calculation of the equation by which the Shares are to be converted into cash. AlphaShares has no obligation or liability in connection with the administration, marketing, or trading of the Funds or their Shares.

The "Zacks International Multi-Asset Income Index" is a trademark of Zacks and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by Zacks and Zacks makes no representation regarding the advisability of investing in Shares of the Fund.

The Guggenheim International Multi-Asset Income ETF and its Shares are not sponsored, endorsed, sold or promoted by Zacks. Zacks makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Zacks to track general stock market performance. Zacks' only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Zacks and of the data supplied by Zacks, which is determined, composed and calculated by Zacks without regard to the Fund or its Shares. Zacks has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Zacks. Zacks is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

"BNY Mellon" and the "BNY Mellon New Frontier DR Index" are service marks of The Bank of New York Corporation (the "Bank") and have been licensed for use for certain purposes by the Investment Adviser.

The Investment Adviser's products based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by the Bank or any of its subsidiaries or affiliates, and none of the Bank or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of The BNY Mellon New Frontier DR Index to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public. The relationship between the Bank, on one hand, and the Investment Adviser, on the other, is limited to the licensing of certain trademarks, trade names and indexes, which indexes are determined, composed and calculated by the Bank or its agent without regard to licensing of certain trademarks, trade

72 |
names and indexes, which indexes are determined, composed and calculated by the Bank or its agent without regard to the Investment Adviser or its products. Neither the Bank nor any of its subsidiaries or affiliates has any obligation to take the needs of the Investment Adviser or the purchasers or owners of their products into consideration in determining, composing or calculating The BNY Mellon New Frontier DR Index named above. Neither the Bank nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. Neither the Bank nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the products. NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE BNY MELLON NEW FRONTIER DR INDEX OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, PURCHASERS OR OWNERS OF THEIR PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BNY MELLON NEW FRONTIER DR INDEX OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BNY MELLON NEW FRONTIER DR INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The "Beacon Global Timber Index" is a trademark of use for certain purposes by the Investment Adviser. endorsed, sold or promoted by Beacon and Beacon the advisability of investing in Shares of the Fund. Beacon and has been licensed for The Fund is not sponsored, makes no representation regarding

The Guggenheim Timber ETF and its Shares are not sponsored, endorsed, sold or promoted by Beacon. Beacon makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Beacon to track general stock market performance. Beacon's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Beacon and of the data supplied by Beacon, which is determined, composed and calculated by Beacon without regard to the Fund or its Shares. Beacon has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Beacon. Beacon is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares. Beacon has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

The "Sustainable Canadian Energy Income Index" is a trademark of SWM and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored,

                                                                 PROSPECTUS | 73
endorsed, sold or promoted by SWM and SWM makes no representation regarding the advisability of investing in Shares of the Fund.

The Guggenheim Canadian Energy Income ETF and its Shares are not sponsored, endorsed, sold or promoted by SWM. SWM makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by SWM to track general stock market performance. SWM's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of SWM and of the data supplied by SWM, which is determined, composed and calculated by SWM without regard to the Fund or its Shares. SWM has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by SWM. SWM is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares. SWM has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

Dow Jones, its affiliates, sources and distribution agents (together, the "Indicative Value Calculation Agent") shall not be liable to the Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Timber ETF, Guggenheim Canadian Energy Income ETF or Guggenheim International Multi-Asset Income ETF, or the Investment Adviser, any customer or any third party for any loss or damage, direct, indirect or consequential, arising from (i) any inaccuracy or incompleteness in, or delays, interruptions, errors or omissions in the delivery of the intraday indicative value with respect to the Funds ("Indicative Value") or any data related to (the "Data") or (ii) any decision made or action taken by the Funds or the Investment Adviser, any customer or third party in reliance upon the Data. The Indicative Value Calculation Agent does not make any warranties, express or implied, to the Funds or the Investment Adviser, any investor in the Funds or any one else regarding the Data, including, without limitation, any warranties with respect to the timeliness, sequence, accuracy, completeness, currentness, merchantability, quality or fitness for a particular purpose or any warranties as to the results to be obtained by the Funds or the Investment Adviser, any investors in the Funds or other person in connection with the use of the Data. The Indicative Value Calculation Agent shall not be liable to the Funds or the Investment Adviser, any investor in the Funds or other third parties for any damages, including without limitation, loss of business revenues, lost profits or any indirect, consequential, special or similar damages whatsoever, whether in contract, tort or otherwise, even if advised of the possibility of such damages.

The Investment Adviser does not guarantee the accuracy and/or the completeness of each Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

74 |

o Your Fund makes distributions,

o You sell your Shares listed on the NYSE Arca, and

o You purchase or redeem Creation Units.


Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually except for the Guggenheim Canadian Energy Income ETF and Guggenheim International Multi-Asset Income ETF, which distribute quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without future Congressional action, the maximum rate of long-term capital gain will return to 20% in 2011. In addition, years some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that the holding period and other requirements are met by the Fund and the shareholder.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of any Fund's total assets at the end of its taxable year will consist of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes.

If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

                                                                 PROSPECTUS | 75

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An authorized purchaser who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on national securities exchanges, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from

76 |
adverse effects on the Funds' portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.

                                                                 PROSPECTUS | 77

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request.

78 |

Guggenheim China Real Estate ETF
(previously named the Claymore/AlphaShares China Real Estate ETF prior to September 24, 2010)

                                                                        FOR THE PERIOD
                                                                          DECEMBER 18,
PER SHARE OPERATING                            FOR THE        FOR THE           2007**
PERFORMANCE FOR A SHARE                     YEAR ENDED     YEAR ENDED          THROUGH
OUTSTANDING THROUGHOUT THE PERIOD         MAY 31, 2010   MAY 31, 2009     MAY 31, 2008
-----------------------------------------------------------------------------------------
Net asset value, beginning of period        $    16.87      $   20.68       $  23.50
-----------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (a)                       0.29           0.39           0.17
  Net realized and unrealized loss               (0.57)         (3.82)         (2.99)
-----------------------------------------------------------------------------------------
    Total from investment operations             (0.28)         (3.43)         (2.82)
-----------------------------------------------------------------------------------------
Distributions to Shareholders from
  Net investment income                          (0.57)         (0.38)            --
-----------------------------------------------------------------------------------------
Net asset value, end of period              $    16.02      $   16.87       $  20.68
=========================================================================================
Market value, end of period                 $    15.89      $   17.27       $  20.91
=========================================================================================
Total return*(b)
  Net asset value                               -2.10%        -15.44%         -12.00%
Ratios and supplemental data
  Net assets, end of period (thousands)     $  45,484        $ 39,802       $ 28,949
  Ratio of net expenses to average net assets*   0.70%          0.78%           0.95%(c)
  Ratio of net investment income to
    average net assets*                          1.64%          3.00%           1.64%(c)
  Portfolio turnover rate (d)                      15%            47%              1%

* If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

     Ratio of total expenses to average
        net assets                               0.92%          1.74%           1.50%(c)
     Ratio of net investment income to
        average net assets                       1.42%          2.04%           1.09%(c)

** Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


                                                                 PROSPECTUS | 79

Guggenheim China Small Cap ETF
(previously named the Claymore/AlphaShares China Small Cap Index ETF prior to September 24, 2010)

                                                                        FOR THE PERIOD
                                                                           JANUARY 30,
PER SHARE OPERATING                             FOR THE        FOR THE          2008**
PERFORMANCE FOR A SHARE                      YEAR ENDED     YEAR ENDED         THROUGH
OUTSTANDING THROUGHOUT THE PERIOD          MAY 31, 2010   MAY 31, 2009    MAY 31, 2008
-----------------------------------------------------------------------------------------
Net asset value, beginning of period          $   20.70      $   24.04       $  24.34
-----------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (loss) (a)                 0.25           0.27            0.27
  Net realized and unrealized gain (loss)          3.52          (3.51)          (0.57)
-----------------------------------------------------------------------------------------
    Total from investment operations               3.77          (3.24)          (0.30)
-----------------------------------------------------------------------------------------
Distributions to shareholders from
  Net investment income                           (0.03)         (0.10)            --
-----------------------------------------------------------------------------------------
Net asset value, end of period                $   24.44      $   20.70       $  24.04
=========================================================================================
Market value, end of period                   $   24.30      $   21.22       $  24.39
=========================================================================================
Total return *(b)
  Net asset value                                18.20%        -13.27%         -1.23%
Ratios and supplemental data
  Net assets, end of period (thousands)        $291,284      $  62,938       $ 11,540
  Ratio of net expenses to average net assets*    0.75%          0.88%          1.00%(c)
  Ratio of net investment income (loss)
    to average net assets*                        1.00%          1.86%          3.44%(c)
  Portfolio turnover rate (d)                       46%            65%             1%

* If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

     Ratio of total expenses to average
        net assets                                0.91%          1.64%          3.16%(c)
     Ratio of net investment income (loss)
        to average net assets                     0.84%          1.10%          1.28%(c)

** Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


80 |

Guggenheim Timber ETF
(previously named the Claymore/Beacon Global Timber Index ETF prior to September 24, 2010)

                                                                             FOR THE
                                                                              PERIOD
                                                                         NOVEMBER 9,
PER SHARE OPERATING                       FOR THE YEAR   FOR THE YEAR         2007**
PERFORMANCE FOR A SHARE                          ENDED          ENDED        THROUGH
OUTSTANDING THROUGHOUT THE PERIOD         MAY 31, 2010   MAY 31, 2009   MAY 31, 2008
-----------------------------------------------------------------------------------------
Net asset value, beginning of period          $  14.53       $  22.03      $   24.91
-----------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (loss) (a)                0.25           0.47           0.33
  Net realized and unrealized gain (loss)         2.97          (7.56)         (3.13)
-----------------------------------------------------------------------------------------
    Total from investment operations              3.22          (7.09)         (2.80)
-----------------------------------------------------------------------------------------
Distributions to Shareholders from
  Net investment income                           (0.05)        (0.41)         (0.08)
-----------------------------------------------------------------------------------------
Net asset value, end of period                $  17.70       $  14.53      $   22.03
=========================================================================================
Market value, end of period                   $  17.65       $  14.69      $   22.25
=========================================================================================
Total return* (b)
  Net asset value                               22.15%        -31.77%        -11.25%
Ratios and supplemental data
  Net assets, end of period (thousands)       $112,541       $ 45,915      $ 57,277
  Ratio of net expenses to average net assets*   0.70%          0.71%          0.95%(c)
  Ratio of net investment income to average
    net assets*                                  1.46%          3.36%          2.72%(c)
  Portfolio turnover rate (d)                      39%            58%            23%

* If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of total expenses to average
       net assets                                0.86%          1.08%          1.43%(c)
Ratio of net investment income (loss)
  to average net assets                          1.30%          2.99%          2.24%(c)

** Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


                                                                 PROSPECTUS | 81

Guggenheim Frontier Markets ETF
(previously named the Claymore/BNY Mellon Frontier Markets ETF prior to September 24, 2010)

                                                                         FOR THE PERIOD
                                                         FOR THE YEAR   JUNE 12, 2008**
PER SHARE OPERATING PERFORMANCE                                 ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            MAY 31, 2010      MAY 31, 2009
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.49           $ 24.34
-----------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (loss) (a)                               0.55              0.36
  Net realized and unrealized gain (loss)                        3.46            (10.12)
-----------------------------------------------------------------------------------------
    Total from investment operations                             4.01             (9.76)
-----------------------------------------------------------------------------------------
Distributions to Shareholders from
  Net investment income                                         (0.38)            (0.09)
-----------------------------------------------------------------------------------------
Net asset value, end of period                                $ 18.12           $ 14.49
=========================================================================================
Market value, end of period                                   $ 18.67           $ 14.48
=========================================================================================
Total return*(b)
  Net asset value                                              27.69%           -40.03%
Ratios and supplemental data
  Net assets, end of period (thousands)                       $31,888          $15,066
  Ratio of net expenses to average net assets*                  0.70%             0.95%(c)
  Ratio of net investment income to average net assets*         3.09%             2.65%(c)
  Portfolio turnover rate (d)                                     25%               29%

* If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets                         1.11%             2.22%(c)
Ratio of net investment income (loss) to average net assets     2.68%             1.38%(c)

** Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


82 |

Guggenheim Canadian Energy Income ETF
(previously named the Claymore/SWM Canadian Energy Income Index ETF prior to September 24, 2010)

                                                                      For the Period
PER SHARE OPERATING                             FOR THE  FOR THE YEAR JULY 3, 2007**
PERFORMANCE FOR A SHARE                      YEAR ENDED         ENDED        THROUGH
OUTSTANDING THROUGHOUT THE PERIOD          MAY 31, 2010  MAY 31, 2009   MAY 31, 2008
-----------------------------------------------------------------------------------------
Net asset value, beginning of period          $   14.10      $  31.58       $  25.05
-----------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (loss) (a)                 0.47          1.08           0.85
  Net realized and unrealized gain (loss)          2.55        (17.49)          6.41
-----------------------------------------------------------------------------------------
    Total from investment operations               3.02        (16.41)          7.26
-----------------------------------------------------------------------------------------
Distributions to shareholders from
  Net investment income                           (0.60)        (1.07)          (0.73)
-----------------------------------------------------------------------------------------
Net asset value, end of period                $   16.52      $  14.10       $  31.58
=========================================================================================
Market value, end of period                   $   16.50      $  14.38       $  31.71
=========================================================================================
Total return *(b)
  Net asset value                                21.75%       -51.89%         29.62%
Ratios and supplemental data
  Net assets, end of period (thousands)       $  74,649      $ 37,791       $ 34,102
  Ratio of net expenses to average net assets*    0.70%         0.71%          0.83%(c)
  Ratio of net investment income (loss)
    to average net assets*                        2.89%         7.03%          3.57%(c)
  Portfolio turnover rate (d)                       58%           68%            31%

* If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of total expenses to average
       net assets                                 0.89%          1.23%         1.24%(c)
    Ratio of net investment income (loss)
       to average net assets                      2.70%          6.51%         3.16%(c)

** Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


                                                                 PROSPECTUS | 83

Guggenheim International Multi-Asset Income ETF
(previously named the Claymore/Zacks International Multi-Asset Income Index ETF prior to September 24, 2010)

                                                                              FOR THE
                                                                               PERIOD
                                                                             JULY 11,
 PER SHARE OPERATING                             FOR THE  FOR THE YEAR         2007**
 PERFORMANCE FOR A SHARE                      YEAR ENDED         ENDED        THROUGH
 OUTSTANDING THROUGHOUT THE PERIOD          MAY 31, 2010  MAY 31, 2009   MAY 31, 2008
-----------------------------------------------------------------------------------------
Net asset value, beginning of period           $   14.31      $  23.09      $   24.98
-----------------------------------------------------------------------------------------
 Income from investment operations
   Net investment income (loss) (a)                 0.68          0.78           0.88
   Net realized and unrealized gain (loss)          1.74         (8.61)         (2.15)
-----------------------------------------------------------------------------------------
     Total from investment operations               2.42         (7.83)         (1.27)
-----------------------------------------------------------------------------------------
 Distributions to Shareholders
 From and in excess of net investment income       (0.63)        (0.86)         (0.62)
 Return of capital                                    --         (0.09)            --
-----------------------------------------------------------------------------------------
   Total distribution to shareholders              (0.63)        (0.95)         (0.62)
-----------------------------------------------------------------------------------------
 Net asset value, end of period                $   16.10      $  14.31      $   23.09
=========================================================================================
 Market value, end of period                   $   16.09      $  14.44      $   24.00
=========================================================================================
Total return*(b)
 Net asset value                                  16.81%       -33.80%         -5.02%
 Ratios and supplemental data
   Net assets, end of period (thousands)       $  54,736      $ 14,311      $   9,234
   Ratio of net expenses to average net assets*    0.70%         0.70%          1.10%(c)
   Ratio of net investment income (loss)
     to average net assets*                        4.01%         5.56%          4.26%(c)
   Portfolio turnover rate(d)                        42%          114%           114%

* If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of total expenses to average net assets      1.04%         1.98%          2.61%(c)
Ratio of net investment income (loss)
  to average net assets                            3.67%         4.28%          2.75%(c)

** Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


84 |

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheimfunds.com.

Total Return Information

Information about the total return of each Fund's Index in comparison to the total return of that Fund can be found at www.guggenheimfunds.com.

                                                                 PROSPECTUS | 85

For More Information

Existing Shareholders or Prospective Investors

o Call your broker

o www.guggenheimfunds.com


Dealers

o www.guggenheimfunds.com

o Distributor Telephone: (800) 345-7999


Investment Adviser
Guggenheim Funds Investment Advisors, LLC
2455 Corporate West Drive
Lisle,
Illinois 60532

Distributor
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois
60532

Custodian
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Independent Registered Public
Accounting Firm
Ernst & Young LLP
155 North Wacker Drive
Chicago, Illinois 60606

A Statement of Additional Information dated September 30, 2010, which contains more details about each Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds' shareholder reports or the Statement of Additional Information by calling 1-800-345-7999. Free copies of the Funds' shareholder reports and the Statement of Additional Information are available from our website at www.guggenheimfunds.com.

Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

September 30, 2010

Investment Company Act File No. 811-21910.


                                                            ETF-PRO-T2COMBO-0910

graphic: Guggenheim

                    INVESTMENT COMPANY ACT FILE NO. 811-21910

                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                       STATEMENT OF ADDITIONAL INFORMATION

                            DATED SEPTEMBER 30, 2010




This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated September 30, 2010 for the Guggenheim China Real Estate ETF (NYSE Arca: TAO), Guggenheim China Small Cap ETF (NYSE
Arca: HAO), Guggenheim Timber ETF (NYSE Arca: CUT), Guggenheim Frontier Markets ETF (NYSE Arca: FRN), Guggenheim Canadian Energy ETF (NYSE Arca: ENY), and Guggenheim International Multi-Asset Income ETF (NYSE Arca: HGI), each a series of the Claymore Exchange-Traded Fund Trust 2 (the "Trust"), as they may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in each Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust's Distributor, Guggenheim Funds Distributors, Inc.(formerly known as Claymore Securities, Inc.), or by calling toll free 1-800-345-7999.


Table of Contents

                                                                           Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS................................2

EXCHANGE LISTING AND TRADING..................................................3

INVESTMENT RESTRICTIONS AND POLICIES..........................................3

INVESTMENT POLICIES AND RISKS.................................................5

GENERAL CONSIDERATIONS AND RISKS..............................................8

MANAGEMENT...................................................................10

BROKERAGE TRANSACTIONS.......................................................25

ADDITIONAL INFORMATION CONCERNING THE TRUST..................................27

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS........................31

TAXES........................................................................57

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS.......................59

DETERMINATION OF NAV.........................................................59

DIVIDENDS AND DISTRIBUTIONS..................................................60

MISCELLANEOUS INFORMATION....................................................60

FINANCIAL STATEMENTS.........................................................60

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS
         The Trust was organized as a Delaware statutory trust on June 8, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 13 investment portfolios. This Statement of Additional Information relates to the following investment portfolios: the Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Timber ETF, Guggenheim Frontier Markets ETF, Guggenheim Canadian Energy Income ETF, and Guggenheim International Multi-Asset Income ETF (each a "Fund" and together the "Funds"). Each Fund is based on an underlying index (each, an "Underlying Index," and together, the "Underlying Indices"). Each Fund is "non-diversified" and, as such, the Funds' investments are not required to meet certain diversification requirements under the 1940 Act (1). The shares of the Funds are referred to herein as "Shares" or "Fund Shares."

         The Funds are managed by Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser")(formerly known as Claymore Advisors, LLC).

         The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the relevant Underlying Indices (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the "NYSE Arca"). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of large specified blocks of Shares set for in the table below. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.


Fund(s)                                                                    Creation Unit Size
=============================================================================================
Guggenheim International Multi-Asset Income ETF                            200,000 Shares
---------------------------------------------------------------------------------------------
Guggenheim China Real Estate ETF;                                           80,000 Shares
Guggenheim China Small Cap ETF;
Guggenheim Timber ETF;
Guggenheim Frontier Markets ETF;
Guggenheim Canadian Energy Income ETF
---------------------------------------------------------------------------------------------

         The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

(1) With respect to each Fund, if a Fund's investments are "diversified" under the 1940 Act for a period of three years, the Fund will then be considered "diversified" and will not be able to convert to a non-diversified fund without the approval of shareholders.

                          EXCHANGE LISTING AND TRADING


         There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of a Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

         As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

         The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVES

         The investment objective of the Guggenheim China Real Estate ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "AlphaShares China Real Estate Index." (1)

         The investment objective of the Guggenheim China Small Cap ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "AlphaShares China Small Cap Index." (2)

         The investment objective of the Guggenheim Timber ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Beacon Global Timber Index." (3)

         The investment objective of the Guggenheim Frontier Markets ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "BNY Mellon New Frontier DR Index." (4)

         The investment objective of the Guggenheim Canadian Energy Income
ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Sustainable Canadian Energy Income Index." (5)

         The investment objective of the Guggenheim International
Multi-Asset Income ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Zacks International Multi-Asset Income Index." (6)

(1) Prior to September 24, 2010, the Fund's name was the Claymore/AlphaShares China Real Estate ETF.

(2) Prior to September 24, 2010 the Fund's name was the Claymore/AlphaShares China Small Cap Index ETF.

(3) Prior to September 24, 2010 the Fund's name was the Claymore/Beacon Global Timber Index ETF.

(4) Prior to September 24, 2010 the Fund's name was the Claymore/BNY Mellon Frontier Markets ETF.

(5) Prior to September 24, 2010 the Fund's name was the Claymore/SWM Canadian Energy Income Index ETF.

(6) Prior to September 24, 2010 the Fund's name was the Claymore/Zacks International Multi-Asset Income Index ETF.

INVESTMENT RESTRICTIONS

         The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

         (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

         (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

         (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

         (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

         (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

         (7) Issue senior securities, except as permitted under the 1940 Act.

         Pursuant to restriction (1), if a Fund's Underlying Index concentrates in an industry or group of industries, the Fund will concentrate its investments accordingly. If a Fund's Underlying Index ceases to concentrate in an industry or group of industries, the Fund will cease concentrating its investments accordingly.

         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

         With respect to restriction (2)(ii), each Fund does not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.

         The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. Each Fund may not:

         (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

         (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

         (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

         (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

         With respect to investment in illiquid securities, if changes in the values of the Fund's securities cause the Fund's holdings of illiquid securities to exceed the 15% limitation (as if liquid securities have become illiquid), the Fund will take such actions as it deems appropriate and practicable to attempt to reduce its holdings of illiquid securities.

         The Funds do not currently intend to engage in short sales.

         The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS

         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Investment Strategies" and "Non-Principal Risk Considerations" sections of the Prospectus.

         Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Pursuant to positions of the SEC staff, these loans cannot exceed 33 1/3% of each Fund's total assets.

         Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

         Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

         The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. Accordingly, each Fund may invest up to 33 1/3% of its total assets in reverse repurchase agreements, but each Fund currently expects to only invest in reverse repurchase agreements to a much more limited extent. Reverse repurchase agreeements are not part of each Fund's principal investment strategy.

         Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

         Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

         Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

         Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

         Currency Transactions. No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

         A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

         Futures and Options. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

         Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

         Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

         An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

         Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectuses and this Statement of Additional Information.

         Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments.

The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

         The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

         The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in the Fund is contained in each Prospectus in the "Principal Investment Risks" and "Non-Principal Considerations" sections. The discussion below supplements, and should be read in conjunction with, the "Principal Investment Risks" section of each Prospectus.

         An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Risk Considerations" sections of the Prospectuses.

         Risks of Currency Transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

         Trustees and Officers
         The general supervision of the duties performed by the Investment Adviser for the Funds under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Board of Trustees currently consists of five Trustees, all of whom have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser (the "non-interested" or "independent" Trustees ("Independent Trustees")).


         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 13 portfolios, 25 separate portfolios of Claymore Exchange-Traded Fund Trust and 14 closed-end management investment companies.


                                                  TERM OF                               NUMBER OF         OTHER
                                                 OFFICE AND        PRINCIPAL          PORTFOLIOS IN  DIRECTORSHIPS HELD
      NAME, ADDRESS AND OF         POSITION(S)   LENGTH OF        OCCUPATION(S)       FUND COMPLEX      BY TRUSTEES
         YEAR OF BIRTH              HELD WITH      TIME              DURING            OVERSEEN BY   DURING THE PAST
      INDEPENDENT TRUSTEES*           TRUST       SERVED**       PAST 5 YEARS           TRUSTEES        FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes                  Trustee      Since 2006   Private Investor.              47        None.
Year of Birth: 1951                                          Formerly, Senior Vice
                                                             President, Treasurer
                                                             (1993-1997),
                                                             President, Pizza Hut
                                                             International
                                                             (1991-1993) and Senior
                                                             Vice President,
                                                             Strategic Planning and
                                                             New Business
                                                             Development
                                                             (1987-1990) of
                                                             PepsiCo, Inc.
                                                             (1987-1997).

Roman Friedrich III           Trustee      Since 2010        Founder of Roman                40       Director of GFM
Year of birth: 1946                                          Friedrich & Company,                     Resources Ltd.
                                                             which specializes in the                 (2005-present)
                                                             provision of financial                   Zincore Metals
                                                             advisory services to                     Inc. (2009-present),
                                                             corporations in the                      StrataGold
                                                             resource sector (1998-                   Corporation (2003-
                                                             present). Formerly,                      2009), and
                                                             Managing Director of                     Gateway Gold Corp.
                                                             TD Securities (1996-1998);               (2004-2008)
                                                             (Managing Director
                                                             of Lancaster Financial
                                                             Ltd. (1990-1996);
                                                             Managing Director
                                                             of Burns Fry Ltd.
                                                             (1980-1984);  President
                                                             of Chase Manhattan
                                                             Bank (Canada) Ltd.
                                                             (1975-1977).

Robert B. Karn III           Trustee       Since 2010        Consultant (1998-present).       41      Director of
Year of birth: 1942                                          Formerly, Managing                       Peabody Energy
                                                             Partner, Financial and                   Company (2003
                                                             Economic Consulting, St.                 - present),
                                                             Louis office of Arthur                   Natural Resource
                                                             Andersen, LLP.                           Partners, LLC
                                                             (1977-1997).                             (2002 - present)
                                                                                                      and Kennedy
                                                                                                      Capital
                                                                                                      Management, Inc.
                                                                                                      (2002 - present)


Ronald E. Toupin, Jr.              Trustee      Since 2006   Retired.  Formerly             47        None.
Year of Birth: 1958                                          Vice President,
                                                             Manager and
                                                             Portfolio Manager
                                                             of Nuveen Asset
                                                             Management
                                                             (1998-1999), Vice
                                                             President of Nuveen
                                                             Investment Advisory
                                                             Corporation
                                                             (1993-1999), Vice
                                                             President and
                                                             Manager of Nuveen
                                                             Unit Investment
                                                             Trusts (1991-1999),
                                                             and Assistant Vice
                                                             President and
                                                             Portfolio Manager
                                                             of Nuveen Unit
                                                             Investment Trusts
                                                             (1988-1999), each
                                                             of John Nuveen &
                                                             Company, Inc.
                                                             (1982-1999).

Ronald A. Nyberg                   Trustee      Since 2006   Partner of Nyberg &            50        None.
Year of Birth: 1953                                          Cassioppi, LLC, a law
                                                             firm specializing in
                                                             Corporate Law, Estate
                                                             Planning and Business
                                                             Transactions
                                                             (2000-present).
                                                             Formerly, Executive
                                                             Vice President,
                                                             General Counsel, and
                                                             Corporate Secretary of
                                                             Van Kampen Investments
                                                             (1982-1999).

         *The business address of each Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.
         **This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.


The executive officers of the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

NAME, ADDRESS AND AGE OF        POSITION(S) HELD  LENGTH OF TIME
EXECUTIVE OFFICER*              WITH TRUST        SERVED**          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------

J. Thomas Futrell              Chief Executive    Since 2008        Senior Managing Director, Chief Investment
Year of birth: 1955            Officer                              Officer (2008-present) of Guggenheim Funds
                                                                    Investment Advisors, LLC and Guggenheim
                                                                    Funds Distributors, Inc.; Chief Executive
                                                                    Officer of certain funds in the Fund Complex.
                                                                    Formerly,Managing Director in charge of
                                                                    Research (2000-2007) for Nuveen Asset
                                                                    Management.

Kevin M. Robinson               Chief Legal       Since 2008        Senior Managing Director, General Counsel
Year of birth: 1959             Officer                             and Corporate Secretary (2007-present) of
                                                                    Guggenheim Funds Investment Advisors, LLC, Guggenheim
                                                                    Funds Services Group Inc. and Guggenheim Funds
                                                                    Distributors, Inc.; Chief Legal Officer of certain
                                                                    funds in the Fund Complex. Formerly, Associate General
                                                                    Counsel (2000-2007) of NYSE Euronext, Inc. Formerly,
                                                                    Archipelago Holdings, Inc. Senior Managing
                                                                    Director and Associate General Counsel
                                                                    (1997-2000) of ABN Amro Inc. Formerly,
                                                                    Senior Counsel in the Enforcement Division
                                                                    (1989-1997) of the U.S. Securities and
                                                                    Exchange Commission.

Steven M. Hill                  Chief Financial   Since 2006        Senior Managing Director (2005-present) and
Year of birth: 1964             Officer, Chief                      Chief Financial Officer (2005-2006),
                                Accounting                          Managing Director (2003-2005) of Guggenheim
                                Officer and                         Funds Investment Advisors, LLC and Guggenheim
                                Treasurer                           Funds Distributors,Inc.; Chief Financial
                                                                    Officer, Chief Accounting Officer and Treasurer
                                                                    of certain funds in the Fund Complex. Formerly,
                                                                    Treasurer of Henderson Global Funds and
                                                                    Operations Manager for Henderson Global
                                                                    Investors (NA) Inc. (2002-2003); Managing
                                                                    Director, FrontPoint Partners LLC (2001-2002);
                                                                    Vice President, Nuveen Investments
                                                                    (1999-2001); Chief Financial Officer,
                                                                    Skyline Asset Management LP, (1999);
                                                                    Vice President, Van Kampen Investments
                                                                    and Assistant Treasurer, Van Kampen
                                                                    mutual funds (1989-1999).
                                       12

Bruce Saxon                     Chief             Since 2006        Vice President - Fund Compliance Officer of
Year of birth: 1957             Compliance                          Guggenheim Funds Services Group Inc.(2006-
                                Officer                             present). Chief Compliance Officer of certain
                                                                    funds in the Fund Complex. Formerly, Chief
                                                                    Compliance Officer/Assistant Secretary of
                                                                    Harris Investment Management, Inc.
                                                                    (2003-2006). Director-Compliance of
                                                                    Harrisdirect LLC (1999-2003).

Melissa J. Nguyen               Secretary         Since 2006        Vice President and Assistant General
Year of birth: 1978                                                 Counsel of Guggenheim Funds Services Group,
                                                                    Inc. (2005-present). Secretary of certain
                                                                    funds in the Fund Complex. Formerly,
                                                                    Associate, Vedder Price P.C. (2003-2005).

William H. Belden III           Vice President    Since 2006        Managing Director of Guggenheim Funds
Year of birth: 1965                                                 Distributors, Inc. (2005-present). Formerly, Vice
                                                                    President of Product Management at Northern
                                                                    Trust Global Investments  (1999-2005); Vice
                                                                    President of Stein Roe & Farnham
                                                                    (1995-1999).

Chuck Craig                     Vice President    Since 2006        Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Guggenheim Funds
                                                                    Distributors, Inc. Formerly, Assistant Vice
                                                                    President, First  Trust Portfolios, L.P.
                                                                    (1999-2003); Analyst, PMA Securities, Inc.
                                                                    (1996-1999).

David A. Botset                 Vice President    Since 2010        Senior Vice President, Guggenheim Funds
Year of birth: 1974                                                 Distributors, Inc. (2008 to present). Formerly
                                                                    Vice President, Guggenheim Funds Distributors,
                                                                    Inc. (2007-2008); Assistant Vice President,
                                                                    Investment Development and Oversight,
                                                                    Nuveen Investments(2004 - 2007); Assistant Vice
                                                                    President Internal Sales and Service, Nuveen
                                                                    Investments.

James Howley                    Assistant         Since 2006        Vice President, Fund Administration of
Year of birth: 1972             Treasurer                           Guggenheim Funds Distributors, Inc.
                                                                    (2004-present). Formerly, Manager, Mutual Fund
                                                                    Administration of Van Kampen Investments,
                                                                    Inc.

Mark J.  Furjanic               Assistant         Since 2008        Vice President, Fund Administration-Tax
Year of birth: 1959             Treasurer                           (2005-present) of Guggenheim Funds Investment
                                                                    Advisors, LLC and Guggenheim Funds Distributors,
                                                                    Inc.; Assistant Treasurer of certain funds in
                                                                    the Fund Complex. Formerly, Senior Manager
                                                                    (1999-2005) for Ernst & Young LLP.

Donald P. Swade                 Assistant         Since 2008        Vice President, Fund Administration (2006-present)
Year of birth: 1972             Treasurer                           of Guggenheim Funds Investment Advisors, LLC
                                                                    and Guggenheim Funds Distributors, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund Complex.
                                                                    Formerly, Manager-Mutual Fund Financial
                                                                    Administration (2003-2006) for Morgan Stanley/Van
                                                                    Kampen Investments.

                                       13

Mark E. Mathiasen               Assistant         Since 2008        Vice President; Assistant General
Year of birth: 1978             Secretary                           Counsel of Guggenheim Funds Services Group, Inc.
                                                                    (2007-present). Secretary of certain funds in the
                                                                    Fund Complex. Previously, Law Clerk, Idaho State
                                                                    Courts (2003-2006).

Elizabeth H. Hudson             Assistant         Since 2010        Assistant General Counsel of Guggenheim Funds Services
Year of birth: 1980             Secretary                           Group Inc. (2009-present). Assistant Secretary of
                                                                    certain funds in the Fund Complex. Formerly, Associate
                                                                    at Bell, Boyd & Lloyd LLP (n/k/a K&L Gates LLP)
                                                                    (2007-2008). J.D., Northwestern University
                                                                    (2004-2007).

______________________
* The business address of each Officer is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.
** This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.


                                                           DOLLAR RANGE OF EQUITY
                                DOLLAR RANGE OF EQUITY       SECURITIES IN THE
                                   SECURITIES IN THE            GUGGENHEIM
                                     GUGGENHEIM                CHINA SMALL CAP
                                CHINA REAL ESTATE ETF               ETF
NAME OF TRUSTEE                (AS OF DECEMBER 31, 2009)   (AS OF DECEMBER 31, 2009)
INDEPENDENT TRUSTEES
Randall C. Barnes                       None                       None
Roman Friedrich III                     None                       None
Robert B. Karn III                      None                       None
Ronald A. Nyberg                        None                       None
Ronald E. Toupin, Jr.                   None                       None


                                DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                                  SECURITIES IN THE             SECURITIES IN THE
                                  GUGGENHEIM GLOBAL            GUGGENHEIM FRONTIER
                                     TIMBER ETF                   MARKETS ETF
NAME OF TRUSTEE               (AS OF DECEMBER 31, 2009)    (AS OF DECEMBER 31, 2009)
INDEPENDENT TRUSTEES
Randall C. Barnes                       None                       None
Roman Friedrich III                     None                       None
Robert B. Karn III                      None                       None
Ronald A. Nyberg                        None                       None
Ronald E. Toupin, Jr.                   None                       None


                                       14


                                   DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY
                                     SECURITIES IN THE         SECURITIES IN THE
                                        GUGGENHEIM                GUGGENHEIM
                                      CANADIAN ENERGY           INTERNATIONAL MULTI-
                                       INCOME ETF                ASSET INCOME ETF
NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2009)    (AS OF DECEMBER 31, 2009)
INDEPENDENT TRUSTEES
Randall C. Barnes                        None                         None
Roman Friedrich III                      None                         None
Robert B. Karn III                       None                         None
Ronald A. Nyberg                         None                         None
Ronald E. Toupin, Jr.                    None                         None

                                   AGGREGATE DOLLAR
                                   RANGE OF EQUITY
                                  SECURITIES IN ALL
                                REGISTERED INVESTMENT
                                COMPANIES OVERSEEN BY
                                 TRUSTEE IN FAMILY OF
                                INVESTMENT COMPANIES
NAME OF TRUSTEE               (AS OF DECEMBER 31, 2009)
INDEPENDENT TRUSTEES
Randall C. Barnes                       Over $100,000
Roman Friedrich III                     None
Robert B. Karn III                      None
Ronald A. Nyberg                        Over $100,000
Ronald E. Toupin, Jr.                   None

         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

Board Leadership Structure

         The primary responsibility of the Board of Trustees is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds' day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of three Trustees, all of whom (including the chairman) are classified under the 1940 Act as "non-interested" persons of the Trust ("Independent Trustees"). Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.

         The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees will meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

Qualifications and Experience of Trustees and Nominees

         The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

         The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust's business and structure. References to the qualifications, attributes and skills of Trustees do not constitute holding out of any Trustee as being an expert in such area.
         Randall C. Barnes. Mr. Barnes has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Mr. Barnes also serves on the board of certain funds sponsored by Claymore Investments, Inc., a wholly-owned subsidiary of Guggenheim Funds Group. Through his service as a Trustee of the Trust and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

         Roman Friedrich III. Mr. Friedrich has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Mr. Friedrich also serves on the board of certain fund sponsored by Claymore Investments, Inc., a wholly owned subsidiary of Guggenheim Funds Group. Through his service as a trustee of other funds in the Guggenheim Group fund complex, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

         Robert B. Karn III. Mr. Karn has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

         Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

         Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

         Each Trustee also now has considerable familiarity with the Trust, its adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of certain funds in the Guggenheim
Funds Group fund complex.

Board's Role in Risk Oversight

         Consistent with its responsibility for oversight of the Trust, the Board, among other things, will oversee risk management of the Fund's investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and will periodically review, policies, procedures and controls designed to address these different types of risks. Under the Board's supervision, the officers of the Trust, the Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board's periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.

         The Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from each Fund's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with each Fund's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of each Fund's compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, the Board receives reports from the Adviser on the investments and securities trading of each Fund. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing each Fund's securities, which the Board and the Audit Committee periodically reviews. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

         In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Board Committees

         Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Funds' fiscal year ended May 31, 2010, the Trust's Nominating and Governance Committee met five times.

         Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm. During the Funds' fiscal year ended May 31, 2010, the Trust's Audit Committee met five times.
         Remuneration of Trustees and Officers

         The Trust, together with Claymore Exchange-Traded Fund Trust, pays each Independent Trustee a fee of $25,000 per year, and also pays an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust pays each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, (c) $500 for each meeting of the Audit Committee or Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

         Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

         The table below shows the compensation paid to Trustees for the Fund's fiscal year ended May 31, 2010:

                                                              PENSION OR RETIREMENT
                                  AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                         FROM TRUST                FUND EXPENSES               FROM FUND COMPLEX


INDEPENDENT TRUSTEES
Randall C. Barnes                        $ 27,250                       N/A                            $ 275,500
Roman Friedrich III                      $ 0                            N/A                            $ 42,500
Robert B. Karn III                       $ 0                            N/A                            $ 50,000
Ronald A. Nyberg                         $ 27,250                       N/A                            $ 380,500
Ronald E. Toupin, Jr.                    $ 28,750                       N/A                            $ 325,500

         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

         Investment Adviser. The Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

         Portfolio Managers. Chuck Craig, CFA, Managing Director, Portfolio Management and Supervision, and Saroj Kanuri, CFA, Vice President, ETF Portfolio Management, of Guggenheim Funds Advisors, serve as portfolio managers for each Fund and are responsible for the day-to-day management of each Fund's portfolio.
         Other Accounts Managed by the Portfolio Managers.

         As of May 31, 2010, Messrs. Craig and Kanuri managed two registered investment companies (consisting of a total of 36 separate series) with a total of $2.7 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     Although the Funds in the Trust that are managed by Messrs. Craig and Kanuri may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser does not believe that management of the different Funds of the Trust presents a material conflict of interest for the portfolio managers or the Investment Adviser.

         Portfolio Manager Compensation. The portfolio managers' compensation consists of the following elements:

         Base salary: Each portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         Annual bonus: Each portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, each portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by each portfolio manager. Each portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

         Securities Ownership of the Portfolio Managers. As of May 31, 2010, Messrs. Craig and Kanuri did not own Shares of any Fund.

         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, each Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE
-------------------------------------------------------------------------- -------------------------------------------
Guggenheim China Real Estate ETF                                        0.50% of average daily net assets
Guggenheim China Small Cap ETF                                          0.55% of average daily net assets
Guggenheim Timber ETF                                                   0.50% of average daily net assets
Guggenheim Frontier Markets ETF                                         0.50% of average daily net assets
Guggenheim Canadian Energy Income ETF                                   0.50% of average daily net assets
Guggenheim International Multi-Asset Income ETF                         0.50% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. The Funds' Investment Adviser has agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, all or a portion of the Fund's licensing fees, offering costs (up to 0.25% of average net assets for the Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Timber ETF and Guggenheim Frontier Markets ETF), brokerage commissions, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the percentage of its average net assets set forth in the chart below. The offering costs excluded from the expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and
(c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Reimbursement Agreement in which the Investment Adviser has agreed to waive its management fees and/or pay certain other operating expenses of each Fund in order to maintain the expense ratio of each Fund at or below the expense cap listed below (the "Expense Cap"). For a period of five (5) years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                    EXPENSE CAP
-------------------------------------------------------------------------- -------------------------------------------
Guggenheim China Real Estate ETF                                        0.65% of average daily net assets
Guggenheim China Small Cap ETF                                          0.70% of average daily net assets
Guggenheim Timber ETF                                                   0.65% of average daily net assets
Guggenheim Frontier Markets ETF                                         0.65% of average daily net assets
Guggenheim Canadian Energy Income ETF                                   0.65% of average daily net assets
Guggenheim International Multi-Asset Income ETF                         0.65% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         The aggregate amount of the management fee paid by each Fund to the

Investment Adviser for the Fund's fiscal year ended May 31, 2010 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Reimbursement Agreement during that period are set forth in the chart below with respect to each Fund.


                                                 MANAGEMENT FEES PAID (BEFORE          NET MANAGEMENT FEES REIMBURSED
                                                 REIMBURSEMENTS) FOR THE               FOR THE FISCAL YEAR ENDED MAY
                                                 FISCAL YEAR ENDED MAY 31, 2010        31, 2010
Guggenheim China Real Estate ETF                 $  348,583                            $153,613
Guggenheim China Small Cap ETF                   $1,401,198                            $421,560
Guggenheim Timber ETF                            $  460,132                            $148,408
Guggenheim Frontier Markets ETF                  $  125,839                            $101,101
Guggenheim Canadian Energy Income ETF            $  318,784                            $119,621
Guggenheim International Multi-Asset             $  197,178                            $133,566
 Income ETF


         The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund's fiscal year ended May 31, 2009 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Reimbursement Agreement during that period are set forth in the chart below with respect to each Fund.

-----------------------------------------------------------------------------------------------------------
                                                        MANAGEMENT FEES
                                                        PAID (BEFORE
                                                        REIMBURSEMENTS)          NET MANAGEMENT
                                                        FOR THE                  FEES REIMBURSED FOR
                                                        FISCAL YEAR              THE FISCAL YEAR
FUND                                                    ENDED MAY 31, 2009       ENDED MAY 31, 2009
-----------------------------------------------------------------------------------------------------------
Guggenheim China Real Estate ETF                        $104,176                  $104,176
Guggenheim China Small Cap ETF                          $115,625                  $115,625
Guggenheim Timber ETF                                   $176,620                  $129,172
Guggenheim Frontier Markets ETF*                         $59,430                   $59,430
Guggenheim Canadian Energy Income ETF                   $129,802                  $129,802
Guggenheim International Multi-Asset Income ETF          $51,919                   $51,919
-----------------------------------------------------------------------------------------------------------

*    Commenced operations on June 12, 2008.


         The aggregate amount of the management fee paid by each Fund to the Investment Adviser since the commencement of operations of that Fund until the end of the Fund's fiscal year ended May 31, 2008 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement) (except for the Guggenheim Frontier Markets ETF, which had not commenced operations as of that date), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Reimbursement Agreement during that period are set forth in the chart below with respect to each Fund.

----------------------------------------------------------------------------------------------------------------------------------
                                                        MANAGEMENT FEES
                                                        PAID (BEFORE
                                                        REIMBURSEMENTS)          NET MANAGEMENT                  DATE OF FUND'S
                                                        FOR THE                  FEES REIMBURSED FOR             COMMENCEMENT
                                                        FISCAL YEAR              THE FISCAL YEAR                 OF OPERATIONS
FUND                                                    ENDED MAY 31, 2008       ENDED MAY 31, 2008
----------------------------------------------------------------------------------------------------------------------------------
Guggenheim China Real Estate ETF                        $65,077                  $65,077                        December 18, 2007
Guggenheim China Small Cap ETF                          $15,420                  $15,420                        January 30, 2008
Guggenheim Timber ETF                                   $91,974                  $89,294                        November 9, 2007
Guggenheim Canadian Energy Income ETF                   $127,827                 $105,078                       July 3, 2007
Guggenheim International Multi-Asset Income ETF         $41,214                  $41,214                        July 11, 2007
----------------------------------------------------------------------------------------------------------------------------------

     Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until August 31, 2011, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.
     Guggenheim Funds Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Advisors is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Through its affiliates, including Guggenheim Partners Asset Mangement, Inc., Guggenheim has more than $100 billion of assets under supervision. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

     Administrator. Guggenheim Funds Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Guggenheim Funds Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the fiscal years ended May 31, 2008, May 31, 2009 and May 31, 2010, respectively, after giving effect to expense reimbursements, the Trust paid to Guggenheim Funds Advisors a total of $12,089, $10,675 and $144,193, respectively, in fees pursuant to the administration agreement.

      Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. BNY may be reimbursed by the Fund for its out-of-pocket expenses. For the fiscal years ended May 31, 2008, May 31, 2009 and May 31, 2010, respectively, the Trust paid to BNY a total of $319,726, $739,889 and $907,650, respectively, in fees pursuant to the Custodian Agreement and Transfer Agency Agreement.

       Distributor. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributors" or the "Distributor") is the distributor of the Funds' Shares. Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."
       12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE
-------------------------------------------------------------------------- -------------------------------------------
Guggenheim China Real Estate ETF                                           0.25% of average daily net assets
Guggenheim China Small Cap ETF                                             0.25% of average daily net assets
Guggenheim Timber ETF                                                      0.25% of average daily net assets
Guggenheim Frontier Markets ETF                                            0.25% of average daily net assets
Guggenheim Canadian Energy Income ETF                                      0.25% of average daily net assets
Guggenheim International Multi-Asset Income ETF                            0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         The Trust may pay a monthly fee not to exceed 0.25% per annum of each Fund's average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust's then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of the Fund's average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

         The Plan shall, unless terminated as set forth below, remain in effect with respect to the Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee. In addition, the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this SAI.

         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

         The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

--------------------------------------------------------------------------------------------------------------------------------
FUND                                                                    UNDERLYING INDEX
--------------------------------------------------------------------------------------------------------------------------------
Guggenheim China Real Estate ETF                                        AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF                                          AlphaShares China Small Cap Index
Guggenheim Timber ETF                                                   Beacon Global Timber Index
Guggenheim Frontier Markets ETF                                         Bank of New York Mellon New Frontier DR Index
Guggenheim Canadian Energy Income ETF                                   Sustainable Canadian Energy Income Index
Guggenheim International Multi-Asset Income ETF                         Zacks International Multi-Asset Income Index
--------------------------------------------------------------------------------------------------------------------------------

         No Index Provider is affiliated with the Funds or with the Investment Adviser. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider. The Funds reimburse the Investment Adviser for the licensing fee payable to the applicable Index Provider.

         The only relationship that each Index Provider has with the Investment Adviser or Distributor of the Funds in connection with the Funds is that each has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Investment Adviser, Distributor or owners of the Funds. Each Index Provider has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Each Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. Each Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         EACH INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR UNDERLYING INDICES. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDICIES, EVEN IF THE INDEX PROVIDER IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers that the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and its affiliates do not currently participate in soft dollar transactions.

         The Investment Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

     The aggregate brokerage commissions paid by each Fund for the Fund's fiscal years ended May 31, 2010, 2009 and 2008, respectively, are set forth in the table below:

                                                                   BROKERAGE         BROKERAGE         BROKERAGE
                                                                   COMMISSIONS       COMMISSIONS       COMMISSIONS
                                                                   PAID FOR THE      PAID FOR THE      PAID FOR THE
                                                                   FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                                   ENDED             ENDED             ENDED
                                                                   MAY 31, 2010      MAY 31, 2009      MAY 31, 2008*
Guggenheim China Real Estate ETF                                   $ 17,786           $16,517           $   671
Guggenheim China Small Cap ETF                                     $166,561           $21,462           $   147
Guggenheim Timber ETF                                              $ 40,701           $28,067           $ 9,511
Guggenheim Frontier Markets ETF                                    $ 12,970           $ 9,189
Guggenheim Canadian Energy Income ETF                              $141,304           $32,119           $11,236
Guggenheim International Multi-Asset Income ETF                    $ 16,113           $16,339           $12,902

* The Guggenheim Canadian Energy Income ETF commenced operations on July 3, 2007. The Guggenheim International Multi-Asset Income ETF commenced operations on July 11, 2007. The Guggenheim Timber ETF commenced operations on November 9, 2007. The Guggenheim China Real Estate ETF commenced operations on December 18, 2007. The Guggenheim China Small Cap ETF commenced operations on January 30, 2008.

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on June 8, 2006.
         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 13 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.
         Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Trustees may at any time, by majority vote and without shareholder approval, cause a Fund to redeem all of its Shares and liquidate.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.

         As of August 29, 2010, the following persons owned 5% or more of a Fund's voting securities:

-------------------------------------------------------------------------------------------------------------
                                         GUGGENHEIM CHINA SMALL CAP ETF (HAO)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
Brown Brothers Harriman & Co.         140 Broadway, New York, New York
                                      10005-1101                                         6.45%
------------------------------------- ----------------------------------- -----------------------------------
Pershing LLC                          One Pershing Plaza, Jersey City,
                                      NJ 07399                                           7.83%
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY
                                      10281                                             11.81%
------------------------------------- ----------------------------------- -----------------------------------
Bank of New York Mellon               One Wall Street New York, NY 10286                14.57%
------------------------------------- ----------------------------------- -----------------------------------
Charles Schwab                        120 Kearny Street, San Francisco,
                                      CA 94108                                          18.76%
------------------------------------- ----------------------------------- -----------------------------------





                                       27

-------------------------------------------------------------------------------------------------------------
                                      GUGGENHEIM CHINA REAL ESTATE ETF (TAO)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
Barclays                              745 7th Avenue, New York, NY 10019                 6.82%
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch SFKPG                   4 World Financial Center, New York,
                                      NY 10080                                           7.27%
------------------------------------- ----------------------------------- -----------------------------------
TD Ameritrade                         4211 South 102nd Street, Omaha, NE
                                      68127                                              8.12%
------------------------------------- ----------------------------------- -----------------------------------
Charles Schwab                        120 Kearny Street, San Francisco,
                                      CA 94108                                          14.28%
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY
                                      10281                                             14.81%
------------------------------------- ----------------------------------- -----------------------------------

-------------------------------------------------------------------------------------------------------------
                                          GUGGENHEIM TIMBER ETF (CUT)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ---------------------------------- -----------------------------------
Merrill Lynch SFKPG                   4 World Financial Center, New York,
                                      NY 10080                                          6.21%
------------------------------------- ----------------------------------- -----------------------------------
Comerica Bank                         411 West Lafayette, Detroit, MI
                                      48226                                             9.20%
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY
                                      10281                                             9.27%
------------------------------------- ----------------------------------- -----------------------------------
Charles Schwab                        120 Kearny Street, San Francisco,
                                      CA 94108                                         10.25%
------------------------------------- ----------------------------------- -----------------------------------
TD Ameritrade                         4211 South 102nd Street, Omaha, NE
                                      68127                                            11.43%
------------------------------------- ----------------------------------- -----------------------------------
Bank of America/GWIM                  411 N. Akard Street, 5th Floor,
                                      Dallas, TX 75201                                 15.37%
------------------------------------- ----------------------------------- -----------------------------------

-------------------------------------------------------------------------------------------------------------
                                 GUGGENHEIM CANADIAN ENERGY INCOME ETF (ENY)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
Citigroup Inc.                        39 Park Ave, New York, NY10043                     5.14%
------------------------------------- ----------------------------------- -----------------------------------
Morgan Stanley & Co Inc.              1585 Broadway, NY, NY 10036                        6.60%
------------------------------------- ----------------------------------- -----------------------------------
TD Ameritrade                         4211 South 102nd Street, Omaha, NE
                                      68127                                              8.17%
------------------------------------- ----------------------------------- -----------------------------------
First Clearing, LLC                   10700 Wheat First Drive, MC WS1024
                                      Glen Allen, VA 07302                               9.91%
------------------------------------- ----------------------------------- -----------------------------------
Charles Schwab                        120 Kearny Street, San Francisco,
                                      CA 94108                                          14.40%
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services LLC       200 Liberty Street, New York,
                                      NY 10281                                          16.82%
------------------------------------- ----------------------------------- -----------------------------------

-------------------------------------------------------------------------------------------------------------
                                GUGGENHEIM INTERNATIONAL MULTI-ASSET INCOME ETF (HGI)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
CDS Clearing                          85 Richmond Street West, Toronto,
                                      ON M5H 2C9                                        26.89%
------------------------------------- ----------------------------------- -----------------------------------
National Bank Correspondent Network   250 Yonge Street, Suite 1900, PO
Inc.                                  Box 19 Toronto, ON M5B2L                          55.26%
------------------------------------- ----------------------------------- -----------------------------------

-------------------------------------------------------------------------------------------------------------
                                       GUGGENHEIM FRONTIER MARKETS ETF (FRN)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
Foliofn Investments, Inc.             8180 Greensboro Drive, 8th Floor,
                                      McLean, VA 22102                                   5.28%
------------------------------------- ----------------------------------- -----------------------------------
Citigroup Inc.                        39 Park Ave, New York, NY10043                     7.15%
------------------------------------- ----------------------------------- -----------------------------------
Charles Schwab                        120 Kearny Street, San Francisco,
                                      CA 94108                                           7.79%
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY
                                      10281                                              8.15%
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch SFKPG                   4 World Financial Center, New York,
                                      NY 10080                                           9.09%
------------------------------------- ----------------------------------- -----------------------------------
Pershing LLC                          One Pershing Plaza, Jersey City,
                                      NJ 07399                                           9.45%
------------------------------------- ----------------------------------- -----------------------------------
First Clearing, LLC                   10700 Wheat First Drive, MC WS1024
                                      Glen Allen, VA 07302                              11.18%
------------------------------------- ----------------------------------- -----------------------------------

         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that a third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

         The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge upon request by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust 2 at 2455 Corporate West Drive, Lisle, IL 60532. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. The Fund's Form N-Q and Form N-CSR is available without charge, upon request, by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust 2 at 2455 Corporate West Drive, Lisle, IL 60532.

         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's policy is implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' complete portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca, via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Investment Adviser and Guggenheim Funds Distributors will not disseminate non-public information concerning the Trust.

         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

         The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A DTC Participant is also referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Unit Aggregations, (through an Authorized Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders" section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

         Orders for Creation Unit Aggregations. Those placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders. For each Fund, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the NYSE Arca on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

         The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

         To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to Guggenheim Funds Distributors regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         The standard and maximum Creation/Redemption Transaction Fee for each Fund is set forth in the table below:
-------------------------------------- --------------------- -------------------
FUND                                   STANDARD              MAXIMUM
                                       CREATION/REDEMPTION   CREATION/REDEMPTION
                                       TRANSACTION FEE       TRANSACTION FEE
-------------------------------------- --------------------- -------------------
Guggenheim China Real Estate ETF             $3,000             $12,000
-------------------------------------- --------------------- -------------------
Guggenheim China Small Cap ETF               $7,000             $28,000
-------------------------------------- --------------------- -------------------
Guggenheim Timber ETF                        $1,000              $4,000
-------------------------------------- --------------------- -------------------
Guggenheim Frontier Markets ETF              $1,000              $4,000
-------------------------------------- --------------------- -------------------
Guggenheim Canadian Energy Income ETF        $1,000              $4,000
-------------------------------------- --------------------- -------------------
Guggenheim International Multi-Asset         $2,000              $8,000
Income ETF
-------------------------------------- --------------------- -------------------

         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

         An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

         With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

         Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

         In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

         To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time, of the value of the missing shares.

         The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

         Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

         Because the Portfolio Securities of a Fund may trade on the relevant exchange(s) on days that the NYSE Arca is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of such Fund on the NYSE Arca on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

         Regular Holidays. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

         The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

         The dates in calendar years 2010 and 2011 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

2010
----

Argentina
Jan. 1                          May 25          Oct. 11
March 24                        June 21         Dec. 8
April 1                         July 9          Dec. 24
April 2                         Aug. 16         Dec. 31

Australia
Jan. 1                          April 5         Aug. 2          Dec. 27
Jan. 26                         April 26        Aug. 11         Dec. 28
March 1                         May 3           Sept. 27
March 8                         June 7          Oct. 4
April 2                         June 14         Nov. 2

Austria
Jan. 1                          May 13          Nov. 1
Jan. 6                          May 24          Dec. 8
April 2                         June 3          Dec. 24
April 5                         Oct. 26         Dec. 31

Belgium
Jan. 1                          May 14          Nov. 1
April 2                         May 24          Nov. 11
April 5                         July 21
May 13                          Aug. 16

Brazil
Jan. 1                          April 2         Sept. 7         Dec. 24
Jan. 20                         April 21        Oct. 12         Dec. 31
Jan. 25                         April 23        Nov. 2
Feb. 15                         June 3          Nov. 15
Feb. 16                         July 9          Nov. 30

Bulgaria
Jan. 1                          May 1           Dec. 24         Dec. 31
March 3                         May 6           Dec. 25
April 20                        Sept. 22        Dec. 30

Canada
Jan. 1                          May 24          Sept. 6         Dec. 28
Jan. 4                          June 24         Oct. 11
Feb. 15                         July 1          Nov. 11
April 2                         Aug. 2          Dec. 27

Chile
Jan. 1                          July 16         Dec. 31
April 2                         Oct. 11
May 21                          Nov. 1
June 28                         Dec. 8

China
Jan. 1                          April 2         July 1          Sept. 29
Jan. 18                         April 5         July 5          Sept. 30
Feb. 15                         April 6         Sept. 6         Oct. 1
Feb. 16                         May 3           Sept. 22        Oct. 11
Feb. 17                         May 21          Sept. 23        Nov. 11
Feb. 18                         May 31          Sept. 27        Nov. 25
Feb. 19                         June 16         Sept. 28        Dec. 27

Colombia
Jan. 1                          April 2         July 5          Nov. 1
Jan. 11                         May 17          July 20         Nov. 15
March 22                        June 7          Aug. 16         Dec. 8
April 1                         June 14         Oct. 18         Dec. 31

Denmark
Jan. 1                          April 30        Dec. 24
April 1                         May 13          Dec. 31
April 2                         May 14
April 5                         May 24

Ecuador
Jan. 1                          April 10        Oct. 9          Dec. 25
Feb. 23                         May 1           Nov. 2          Dec. 31
Feb. 24                         Aug. 10         Nov. 3

Egypt
Jan. 7                          July 1          Nov. 16
April 4                         Sept. 12        Nov. 17
April 5                         Oct. 6          Dec. 7
April 25                        Nov. 15

Finland
Jan. 1                          May 13          Dec. 31
Jan. 6                          June 25
April 2                         Dec. 6
April 5                         Dec. 24

France
Jan. 1                          July 14
April 2                         Nov. 1
April 5                         Nov. 11
May 13

Germany
Jan. 1                          April 5         Nov. 1
Jan. 6                          May 13          Dec. 24
Feb. 15                         May 24          Dec. 31
April 2                         June 3

Greece
Jan. 1                          April 2
Jan. 6                          April 5
Feb. 15                         May 24
March 25                        Oct. 28

Hungary
Jan. 1                          Aug. 20
March 15                        Nov. 1
April 5                         Dec. 24
May 24

Indonesia
Jan. 1                          May 13          Sept. 7         Sept. 13
Feb. 26                         May 28          Sept. 8         Nov. 17
March 16                        Aug. 17         Sept. 9         Dec. 7
April 2                         Sept. 6         Sept. 10        Dec. 31

Ireland
Jan. 1                          May 3           Dec. 27
March 17                        June 7          Dec. 28
April 2                         Aug. 2          Dec. 29
April 5                         Oct. 25

Italy
Jan. 1                          June 2          Dec. 24
Jan. 6                          June 29         Dec. 31
April 2                         Nov. 1
April 5                         Dec. 8

Japan
Jan. 1                          April 29        July 19         Nov. 3
Jan. 11                         May 3           Sept. 20        Nov. 23
Feb. 11                         May 4           Sept. 23        Dec. 23
March 22                        May 5           Oct. 11         Dec. 31

Kazakhstan
Jan. 1                          July 6          Dec. 17
March 9                         Aug. 31         Dec. 18
March 23                        Oct. 26
May 1                           Nov. 27
May 11                          Dec. 16

Malaysia
Jan. 1                          Feb. 26         Aug. 31         Dec. 7
Feb. 1                          May 28          Sept. 10
Feb. 15                         May 31          Nov. 5
Feb. 16                         June 1          Nov. 17

Mexico
Jan. 1                          April 2
Feb. 1                          Sept. 16
March 15                        Nov. 2
April 1                         Nov. 15

The Netherlands
Jan. 1                          May 5
April 2                         May 13
April 5                         May 24
April 30

Norway
Jan. 1                          May 13          Dec. 31
April 1                         May 17
April 2                         May 24
April 5                         Dec. 24

Panama
Jan. 1                          Feb. 25         Sept. 1         Nov. 10
Jan. 12                         April 9         Nov. 3          Dec. 8
Feb. 23                         April 10        Nov. 4          Dec. 25
Feb. 24                         May 1           Nov. 5

Peru
Jan. 1                          July 28         Nov. 1
April 1                         July 29         Dec. 8
April 2                         Aug. 30
June 29                         Oct. 8

The Philippines
Jan. 1                          April 12        Aug. 30         Dec. 24
Feb. 25                         May 10          Sept. 10        Dec. 30
April 1                         June 14         Nov. 1          Dec. 31
April 2                         Aug. 23         Nov. 29

Poland
Jan. 1                          June 3
April 2                         Nov. 1
April 5                         Nov. 11
May 3                           Dec. 24

Portugal
Jan. 1                          June 3          Dec. 1
Feb. 16                         June 10         Dec. 8
April 2                         Oct. 5          Dec. 24
April 5                         Nov. 1

Russia
Jan. 1                          Jan. 7          March 8         Nov. 4
Jan. 4                          Jan. 8          May 3
Jan. 5                          Feb. 22         May 10
Jan. 6                          Feb. 23         June 14

South Africa
Jan. 1                          April 27        Dec. 16
March 22                        June 16         Dec. 27
April 2                         Aug. 9
April 5                         Sept. 24

Spain
Jan. 1                          April 2         Nov. 1          Dec. 24
Jan. 6                          April 5         Nov. 9          Dec. 31
March 19                        Aug. 16         Dec. 6
April 1                         Oct. 12         Dec. 8

Sweden
Jan. 1                          May 13
Jan. 6                          June 25
April 2                         Dec. 24
April 5                         Dec. 31

Switzerland
Jan. 1                          April 5         June 29         Dec. 24
Jan. 6                          May 13          Sept. 9         Dec. 31
March 19                        May 24          Nov. 1
April 2                         June 3          Dec. 8

Turkey
Jan. 1                          Sept. 8         Oct. 29         Nov. 18
April 23                        Sept. 9         Nov. 15         Nov. 19
May 19                          Sept. 10        Nov. 16
Aug. 30                         Oct. 28         Nov. 17

The United Kingdom
Jan. 1                          May 31
April 2                         Aug. 30
April 5                         Dec. 27
May 3                           Dec. 28

Bahrain
Jan. 1                          Sept. 11        Nov. 18         Dec. 17
Feb. 25                         Sept. 12        Dec. 7
May 1                           Nov. 16         Dec. 15
Sept. 9                         Nov. 17         Dec. 16

Bangladesh
Feb. 21         Apr. 14      July 26       Sept. 10       Nov. 17        Dec. 17
Feb. 26         May 1        Aug. 15       Sept. 11       Nov. 18        Dec. 25
March 25        May 27       Sept. 2       Sept. 12       Nov. 19        Dec. 31
March 26        July 1       Sept. 6       Oct. 17        Dec. 16

Bulgaria
Jan. 1                          May 6           Sept. 22
March 3                         May 24          Dec. 24
April 5                         July 17         Dec. 25
May 1                           Sept. 6         Dec. 26

Croatia
Jan. 1                          June 3          Aug. 15         Dec. 26
Jan. 6                          June 22         Oct. 8
Apr. 5                          June 25         Nov. 1
May 1                           Aug. 5          Dec. 25

Estonia
Jan. 1                          May 3           Aug. 20         Dec. 26
Feb. 23                         June 22         Dec. 23         Dec. 31
Feb. 24                         June 23         Dec. 24
Apr. 2                          June 24         Dec. 25

Georgia
Jan. 1                          March 3         Apr. 9          Aug. 28
Jan. 2                          March 8         May 9           Oct. 14
Jan. 7                          Apr. 2          May 12          Nov. 23
Jan. 19                         Apr. 5          May 26

Ghana
Jan. 1                          May 1           Sept. 10        Dec. 27
March 6                         May 3           Nov. 17         Dec. 28
Apr. 2                          May 25          Dec. 3
Apr 5                           July 1          Dec. 25

Jamaica
Jan. 1                          May 24          Dec. 25
Feb. 17                         Aug. 2          Dec. 26
Apr. 2                          Aug. 6          Dec. 27
Apr. 5                          Oct. 18

Kazakhstan
Jan. 1                          March 21        May 1           July 6
Jan. 2                          March 22        May 3           Aug. 30
Jan. 7                          March 23        May 9           Nov. 17
March 8                         Apr. 4          May 10          Dec. 16

Kenya
Jan. 1                          May 3           Oct. 20         Dec. 28
Apr. 2                          June 1          Dec. 13
Apr. 5                          Sept. 11        Dec. 25
May 1                           Oct. 11         Dec. 27

Kuwait
Jan. 1                          Sept. 10        Nov. 18
Feb. 25                         Sept. 11        Nov. 19
Feb. 26                         Sept. 12        Nov. 20
July 9                          Nov. 17         Dec. 8

Latvia
Jan. 1                          May 4           Dec. 24
Apr. 2                          June 23         Dec. 25
Apr. 5                          June 24         Dec. 26
May 1                           Nov. 18         Dec. 31

Lebanon
Jan. 1                          Apr. 2          May 1       Aug. 15      Nov. 22
Jan. 6                          Apr. 3          May 4       Sept. 10     Dec. 8
Feb. 9                          Apr. 4          May 9       Sept. 11     Dec. 17
Feb. 26                         Apr. 5          May 25      Nov. 17      Dec. 25

Lithuania
Jan. 1                          Apr. 6          July 6          Dec. 26
Feb. 16                         May 1           Aug. 16
March 11                        May 3           Nov. 1
Apr. 5                          June 24         Dec. 25

Malawi
Jan. 1                          Apr. 5          July 6
Jan. 15                         May 1           Sept. 10
Jan. 24                         May 3           Oct. 15
March 3                         May 14          Dec. 25
Apr. 2                          June 14         Dec. 28

Mauritius
Jan. 1                          Feb. 12         May 1           Nov. 2
Jan. 2                          Feb. 14         Aug. 15         Nov. 5
Jan. 22                         March 12        Sept. 11        Dec. 25
Feb. 1                          March 16        Nov. 1

Nigeria
Jan. 1                          May 1           Sept. 11        Nov. 18
Feb. 26                         May 29          Oct. 1          Dec. 25
Apr. 2                          June 12         Nov. 16         Dec. 26
Apr. 5                          Sept. 10        Nov. 17

Oman
Jan. 1                          Sept. 11        Nov. 16         Dec. 8
Feb. 26                         Sept. 12        Nov. 17         Dec. 31
July 9                          Sept. 13        Nov. 18
July 23                         Sept. 20        Nov. 19

Pakistan
Jan. 1          Feb. 26      June 1        Sept. 11       Nov. 18        Dec. 25
Jan. 2          March 23     Aug. 12       Sept. 12       Nov. 19
Jan. 3          March 27     Aug. 14       Nov. 9         Nov. 20
Feb. 5          May 1        Sept. 10      Nov. 17        Dec. 17

Papua New Guinea
Jan. 1                          June 14         Dec. 26
Apr. 2                          July 23         Dec. 27
Apr. 5                          Sept. 16
Apr. 25                         Dec. 25

Qatar
Sept. 9                         Nov. 18
Sept. 11                        Nov. 19
Sept. 12                        Nov. 20
Nov. 17                         Dec. 18

Romania
Jan. 1                          May 24
Jan. 2                          Dec. 1
Apr. 5                          Dec. 25
May 1                           Dec. 26

Slovakia
Jan. 1                          May 1           Sept. 1         Dec. 24
Jan. 6                          May 8           Sept. 15        Dec. 25
Apr. 2                          July 5          Nov. 1          Dec. 26
Apr. 5                          Aug. 29         Nov. 17

Slovenia
Jan. 1                          Apr. 27         Oct. 31
Jan. 2                          May 2           Nov. 1
Feb. 8                          June 25         Dec. 25
Apr. 5                          Aug. 15         Dec. 26

Sri Lanka
Jan. 14         March 1         Apr. 14         Aug. 26         Dec. 25
Feb. 4          March 30        Apr. 30         Sept. 11
Feb. 12         Apr. 2          May 27          Nov. 5
Feb. 26         Apr. 13         May 28          Nov. 17

Trinidad and Tobago
Jan. 1                          Apr. 5          June 19         Sept. 11
Feb. 23                         May 27          Aug. 1          Sept. 24
March 30                        May 31          Aug. 2          Nov. 5
Apr. 2                          June 3          Aug. 31         Dec. 25

Tunisia
Jan. 1                          Apr. 9          Sept. 10
Feb. 26                         May 1           Nov. 7
March 20                        July 25         Nov. 17
March 21                        Aug. 13         Dec. 8

Ukraine
Jan. 1                          Apr. 5          May 24
Jan. 7                          May 3           June 28
Jan. 14                         May 9           July 28
March 8                         May 10          Aug. 24

United Arab Emirates
Jan. 1                          Sept. 11        Dec. 2
Feb. 26                         Sept. 12        Dec. 8
July 10                         Nov. 17
Aug. 6                          Nov. 18

Vietnam
Jan. 1                          Apr. 23
Feb. 13                         Apr. 30
Feb. 15                         May 3
Feb. 16                         Sept. 2

Zimbabwe
Jan. 1                          Apr. 19         Aug. 10
Apr. 2                          May 1           Dec. 22
Apr. 5                          May 25          Dec. 25
Apr. 18                         Aug. 9          Dec. 26

2011
----

Argentina
April 21                                        August 15
April 22                                        October 10
May 25                                          December 8
June 20                                         December 30

Australia
January 3                       April 25        June 13          November 1
January 26                      April 26        August 1         December 26
March 7                         May 2           August 17        December 27
March 14                        May 16          September 26
April 22                        June 6          October 3

Austria
January 6                                       June 13         November 1
April 22                                        June 23         December 8
April 25                                        August 15       December 26
June 2                                          October 26      December 30

Bahamas
January 3                                       June 13         December 26
April 22                                        July 11         December 27
April 25                                        August 1
June 3                                          October 14

Barbados
January 3                                       April 28        August 3
January 21                                      May 2           November 30
April 22                                        June 13         December 25
April 25                                        August 1        December 26

Belgium
April 22                                        June 13         November 11
April 25                                        July 21         December 26
June 2                                          August 15
June 3                                          November 1

Bermuda
January 3                                       July 28         December 26
April 22                                        July 29         December 27
May 24                                          September 5
June 13                                         November 11

Brazil
January 20                                      April 21        October 12
January 25                                      April 22        November 2
March 7                                         June 23         November 15
March 8                                         September 7     December 30

Bulgaria
March 3                                         May 6           November 1
April 25                                        May 24
April 26                                        September 6
April 27                                        September 22

Canada
January 3                       May 23          September 5     December 27
January 4                       June 24         October 10
February 21                     July 1          November 11
April 22                        August 1        December 26

Chile
April 22                                        September 19
June 20                                         October 10
June 27                                         November 1
August 15                                       December 8

China
January 3                       February 7      May 5           October 5
January 17                      February 8      May 6           October 6
January 31                      February 9      May 30          October 7
February 1                      February 21     July 4          October 10
February 2                      May 2           September 5     November 11
February 3                      May 3           October 3       November 24
February 4                      May 4           October 4       December 26

Colombia
January 10                      June 6          August 15       December 8
March 21                        June 27         October 17      December 30
April 21                        July 4          November 7
April 22                        July 20         November 14

Croatia
January 6                                       June 23
April 22                                        August 5
April 25                                        November 1
June 22                                         December 26

Denmark
April 21                                        June 2
April 22                                        June 13
April 25                                        December 26
May 20

Ecuador
April 22                                        August 10
May 2                                           November 2
May 24                                          November 3

Egypt
February 15                                     August 31       November 7
April 24                                        September 1
April 25                                        October 6
May 1                                           November 6

El Salvador
April 22                                        September 15
April 25                                        October 10
May 2                                           November 3
August 3

Finland
January 6                                       June 24
April 22                                        December 6
April 25                                        December 26
June 2

France
April 22                                        August 15
April 25                                        November 1
June 2                                          November 11
July 14                                         December 26

Germany
January 6                                       June 2          October 3
March 7                                         June 13         November 1
April 22                                        June 23         December 26
April 25                                        August 15

Greece
January 6                                       April 25        December 26
March 7                                         June 13
March 25                                        August 15
April 22                                        October 28

Hong Kong
February 2                      April 22        June 6          December 26
February 3                      April 25        July 1          December 27
February 4                      May 2           September 13
April 5                         May 10          October 5

Hungary
March 14                                        October 31
March 15                                        November 1
April 25                                        December 26
June 13

Indonesia
February 3                      June 2          August 31       December 26
February 14                     June 27         September 1     December 30
April 4                         August 17       September 2
April 22                        August 29       November 7
May 17                          August 30       November 28

Ireland
January 3                                       May 2           December 26
March 17                                        June 6          December 27
April 22                                        August 1        December 28
April 25                                        October 31

Israel
March 20                        May 8           September 28    October 13
April 18                        May 9           September 29    October 19
April 19                        June 7          September 30    October 20
April 24                        June 8          October 7
April 25                        August 9        October 12

Italy
January 6                                       June 29         December 26
April 22                                        August 15
April 25                                        November 1
June 2                                          December 8

Ivory Coast
January 1                                       June 13
February 15                                     November 1
April 25                                        November 15
June 2

Japan
January 3                       April 29        July 18         November 3
January 10                      May 3           September 19    November 23
February 11                     May 4           September 23    December 23
March 21                        May 5           October 10

Kazakhstan
January 7                       August 30
March 8                         October 25
March 22                        November 7
May 9                           December 16

Lebanon
January 6                       May 6           August 31
February 9                      May 25          November 1
February 15                     August 15
April 22                        August 30

Lithuania
January 3                       April 25        June 24         November 1
February 16                     April 26        July 6          December 26
March 11                        May 2           August 15       December 27
April 22                        June 2          October 31

Luxembourg
April 22                                        June 13         November 1
April 25                                        June 23         December 26
June 2                                          August 15

Malta
January 3                                       June 7          December 8
February 10                                     June 29         December 14
March 31                                        August 15
April 22                                        September 8
May 2                                           September 21

Malaysia
January 1                       February 15     June 4          October 26
February 1                      May 2           August 29       November 7
February 2                      May 17          August 30       November 28
February 3                      May 30          August 31       December 26
February 4                      May 31          September 1

Mexico
February 7                                      September 16
March 21                                        November 2
April 21                                        November 21
April 22                                        December 12

The Netherlands
April 22                                        June 13
April 25                                        December 26
June 2

Norway
April 21                                        June 2
April 22                                        June 13
April 25                                        December 26
May 17

Panama
January 10                      April 21        November 3      December 8
March 7                         April 22        November 4      December 26
March 8                         May 2           November 10
March 9                         August 15       November 28

Peru
April 21                                        July 29
April 22                                        August 30
June 29                                         November 1
July 28                                         December 8

The Philippines
February 25                                     August 31       December 30
April 21                                        November 1
April 22                                        November 2
August 30                                       November 30

Portugal
March 8                                         June 13         November 1
April 22                                        June 23         December 1
April 25                                        August 15       December 8
June 10                                         October 5       December 26

Poland
April 22                                        August 15
April 25                                        November 1
May 3                                           November 11
June 23                                         December 26

Qatar
August 30                                       November 7
August 31                                       November 8
September 1                                     November 9
November 6

Russia
January 3                       January 7       March 8         June 13
January 4                       January 10      May 2           November 4
January 5                       February 23     May 9
January 6                       March 7         May 10

Serbia
January 7                                       May 2
February 15
April 22
April 25

Singapore
January 1                                       May 2           October 26
February 3                                      May 17          November 7
February 4                                      August 9        December 26
April 22                                        August 30

South Africa
March 21                                        May 2           December 26
April 22                                        June 16
April 25                                        August 9
April 27                                        December 16

South Korea
February 2                      April 5         August 15       December 30
February 3                      May 5           September 12
February 4                      May 10          September 13
March 1                         June 6          October 3

Spain
January 6                       May 2           September 9     December 6
April 21                        May 3           October 12      December 8
April 22                        July 25         November 1      December 26
April 25                        August 15       November 9

Sweden
January 6                                       June 6
April 22                                        June 24
April 25                                        December 26
June 2

Switzerland
January 6                       June 13         August 15       December 26
April 22                        June 23         September 8
April 25                        June 29         November 1
June 2                          August 1        December 8

Thailand
January 3                       April 14        May 17          October 24
February 17                     April 15        July 1          December 5
April 6                         May 2           July 18         December 12
April 13                        May 5           August 12

Turkey
May 19                                          September 1     November 8
August 29                                       September 2     November 9
August 30                                       October 28
August 31                                       November 7

Ukraine
January 3                                       April 26        June 8
January 7                                       April 27        June 28
March 8                                         May 2           August 24
April 25                                        May 9

The United Kingdom
January 3                                       May 30
April 22                                        August 29
April 25                                        December 26
May 2                                           December 27

Uruguay
January 6                                       April 21        August 25
March 7                                         April 22        October 10
March 8                                         May 16          November 2
April 18                                        July 18

Venezuela
January 10                      April 21        June 27         October 12
March 7                         April 22        July 4          October 31
March 8                         June 6          July 5          December 12
April 19                        June 24         August 15

Vietnam
January 1
April 30
May 1
September 2

Redemption. The longest redemption cycle for each Fund is a function of the longest redemption cycles among the countries whose stocks comprise such Fund. In the calendar years 2010 and 2011, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for each Fund is as follows*:



2010
----
                       Redemption Request Redemption Settlement   Settlement
Country                       Date                Date              Period
----------------------  ------------------ --------------------- --------------
China
                         February 10, 2010  February 22, 2010               12
                         February 11, 2010  February 23, 2010               12
                         February 12, 2010  February 24, 2010               12
                         March 29, 2010     April 7, 2010                    9
                         March 30, 2010     April 8, 2010                    9
                         April 1, 2010      April 9, 2010                    8
                         September 20, 2010 October 4, 2010                 14
                         September 21, 2010 October 5, 2010                 14
                         September 24, 2010 October 6, 2010                 12

Denmark                  March 21, 2010     April 6, 2010                    8
                         March 30, 2010     April 7, 2010                    8
                         March 31, 2010     April 8, 2010                    8

Egypt                    November 10, 2010  November 18, 2010                8
                         November 11, 2010  November 21, 2010               10
                         November 14, 2010  November 22, 2010                8

Indonesia
                         September 1, 2010  September 14, 2010              13
                         September 2, 2010  September 15, 2010              13
                         September 3, 2010  September 16, 2010              13

Japan
                         April 28, 2010     May 6, 2010                      8
                         April 29, 2010     May 7, 2010                      8
                         April 30, 2010     May 10, 2010                    10

Norway                   March 29, 2010     April 6, 2010                    8
                         March 30, 2010     April 7, 2010                    8
                         March 31, 2010     April 8, 2010                    8

Panama
                         February 10, 2010  February 18, 2010                8
                         February 11, 2010  February 19, 2010                8
                         February 12, 2010  February 22, 2010               10
                         October 10, 2010   November 8, 2010                10
                         November 1, 2010   November 9, 2010                 9
                         November 2, 2010   November 11, 2010                9

Turkey                   November 11, 2010  November 22, 2010               11
                         November 12, 2010  November 23, 2010               11

                       Redemption Request Redemption Settlement   Settlement
Country                       Date                Date              Period
----------------------  ------------------ --------------------- --------------

2011
----
                                                                    Number of
           Country       Trade Date       Settlement Date        Days to Settle
---------------------------------------------------------------- ---------------
Argentina                 04/20/11           04/27/11                        8
Australia                 04/19/11           04/27/11                        8
                          04/20/11           04/28/11                        8
                          04/21/11           04/29/11                        8
Barbados                  04/21/11           04/29/11                        8
China                     01/26/11           02/10/11                       15
                          01/27/11           02/11/11                       15
                          01/28/11           02/14/11                       17
Denmark                   04/18/11           04/26/11                        8
                          04/19/11           04/27/11                        8
                          04/20/11           04/28/11                        8
Indonesia                 08/24/11           09/05/11                       12
                          08/25/11           09/06/11                       12
                          08/26/11           09/07/11                       12
Ireland                   12/21/11           12/29/11                        8
                          12/22/11           12/30/11                        8
                          12/23/11           01/03/12                       11
Japan                     04/27/11           05/06/11                        9
                          04/28/11           05/09/11                       11
                          05/02/11           05/10/11                        8
Lithuania                 04/19/11           04/27/11                        8
                          04/20/11           04/28/11                        8
                          04/21/11           04/29/11                        8
Malaysia                  01/26/11           02/07/11                       12
                          01/27/11           02/08/11                       12
                          01/28/11           02/09/11                       12
                          08/24/11           09/02/11                        9
                          08/25/11           09/05/11                       11
                          08/26/11           09/06/11                       11
Norway                    04/18/11           04/26/11                        8
                          04/19/11           04/27/11                        8
                          04/20/11           04/28/11                        8
Qatar                     08/25/11           09/04/11                       10
                          08/28/11           09/05/11                        8
                          08/29/11           09/06/11                        8
                          11/01/11           11/10/11                        9
                          11/02/11           11/13/11                       11
                          11/03/11           11/14/11                       11
Russia                    12/28/11           01/10/12                       13
                          12/29/11           01/11/12                       13
                          12/30/11           01/12/12                       13
Serbia                    04/19/11           04/27/11                        8
                          04/20/11           04/28/11                        8
                          04/21/11           04/29/11                        8
Thailand                  04/08/11           04/18/11                       10
                          04/11/11           04/19/11                        8
                          04/12/11           04/20/11                        8
Turkey                    08/25/11           09/05/11                       11
                          08/26/11           09/06/11                       11
Uruguay                   04/15/11           04/25/11                       10


*  Holidays are subject to change without further notice.

                                      TAXES

         Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

         Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

         Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

         As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         Each Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by a Fund. Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements. See "Federal Tax Treatment of Futures and Options Contracts" for certain federal income tax rules regarding futures and options contracts.

         Distributions from a Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

         Dividends declared by a Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

         As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further Congressional action, that rate will return to 20%. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the corporate dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

         Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the end of its taxable year consist of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rate share of the Fund's foreign income taxes.

         If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or
(ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

         Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy and Sell Shares -- Pricing Fund Shares."

         The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

         In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."
         General Policies. Dividends from net investment income, if any, are declared and paid annually except for the Guggenheim Canadain Energy Income ETF, and Guggenheim International Multi-Asset Income ETF, which distribute quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                            MISCELLANEOUS INFORMATION


         Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trust.
     Independent Registered Public Accounting Firm. Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Funds'independent registered public accounting firm. They audit the Funds' financial statements and perform other audit-related and tax services.

                              FINANCIAL STATEMENTS

         The Funds' audited financial statements, including the financial highlights for the year ended May 31, 2010, filed electronically with the securities and Exchange Commission, are incorporated by reference and made part of this SAI. You may request a copy of Trust's Annual Report at no charge by calling 1-800-345-7999 during normal business hours.